Exhibit 10(iii)(s)

AMENDED AND RESTATED

MULTIFAMILY DEED OF TRUST,

ASSIGNMENT OF RENTS

AND SECURITY AGREEMENT

(RECAST TRANSACTION)

(NORTH CAROLINA – REVISION DATE 05-11-2004)

Prepared by, and after recording

return to:

Brian J. Iwashyna, Esquire

Troutman Sanders LLP

P.O. Box 1122

Richmond, Virginia  23218-1122

Old FHLMC Loan No. 002692589

New FHLMC Loan No. 504131575

Lake Johnson Mews

AMENDED AND RESTATED

MULTIFAMILY DEED OF TRUST,

ASSIGNMENT OF RENTS AND

SECURITY AGREEMENT

(Recast Transaction)

THIS AMENDED AND RESTATED MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (“Amended and Restated Instrument”) is made effective as of the 30th day of June, 2008, by SHELTER PROPERTIES V LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of South Carolina ("Borrower") and the FEDERAL HOME LOAN MORTGAGE CORPORATION ("Lender").

RECITALS

A.

Shelter Properties V Limited Partnership, a South Carolina limited partnership (“Original Borrower”) is the maker of a Multifamily Note (the "Note"), dated as of June 27, 2001, in the original principal amount of Seven Million One Hundred Seventeen Thousand and 00/100 Dollars ($7,117,000.00), evidencing a loan (the "Loan") to Original Borrower in such amount from GMAC Commercial Mortgage Corporation, a California corporation (the "Original Lender").

B.

The Note is secured by that certain Multifamily Deed of Trust, Assignment of Rents, and Security Agreement dated as of June 27, 2001, from Original Borrower, as grantor, to Original Lender, as grantee, recorded in the land records of Wake County, North Carolina (the “Land Records”) in Book 8986, Page 336 (the "Instrument").  The Instrument encumbers, among other things, Original Borrower's interest in the land described in Exhibit A to the Instrument.

C.

Pursuant to a Limited Guaranty dated as of June 27, 2001, AIMCO Properties, L.P., a Delaware limited partnership, guaranteed some or all of Original Borrower’s obligations under the terms of the Note and the Instrument.

D.

Original Lender (i) endorsed the Note to Lender and (ii) assigned the Instrument to Lender by Assignment of Security Instrument dated as of June 27, 2001 and recorded in the Land Records in Book 9016, Page 1108.

E.

Borrower has confirmed to Lender that Borrower has no defenses or offsets of any kind against any of the indebtedness due under the Note.

F.

By Amended and Restated Multifamily Note dated effective as of the date of this Amended and Restated Instrument, Borrower and Lender have amended and restated the Note so as to, among other things, (i) reflect an aggregate current unpaid balance of Five Million Six Hundred Ninety-Four Thousand Three Hundred Three and 00/100 Dollars ($5,694,303.00) and (ii) amend the terms of payment.  Borrower and Lender now also desire to amend and restate the Instrument as provided below.

NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that the Instrument is amended and restated in its entirety in the form attached hereto and made a part hereof.

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FHLMC Loan No. 504131575
Lake Johnson Mews

MULTIFAMILY DEED OF TRUST,

ASSIGNMENT OF RENTS AND

SECURITY AGREEMENT

(NORTH CAROLINA – REVISION DATE 05-11-2004)

THIS MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "Instrument") is made to be effective as of this June 30, 2008, among SHELTER PROPERTIES V LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of South Carolina, whose address is c/o AIMCO, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado  80237, as grantor ("Borrower"), to MARK S. SHIEMBOB AND BERNICE H. CILLEY, as trustee ("Trustee"), for the benefit of FEDERAL HOME LOAN MORTGAGE CORPORATION, whose address is 8200 Jones Branch Drive, McLean, Virginia 22102, as beneficiary (“Lender”).  Borrower's organizational identification number, if applicable, is N/A.

Borrower, in consideration of the Indebtedness and the trust created by this Instrument, irrevocably grants, conveys and assigns to Trustee and Trustee's successors and assigns, in trust, with power of sale, the Mortgaged Property, including the Land located in the County of Wake, State of North Carolina and described in Exhibit A attached to this Instrument.  To have and to hold the Mortgaged Property unto Trustee and Trustee's successors and assigns, forever.

TO SECURE TO LENDER the repayment of the Indebtedness evidenced by Borrower's Multifamily Note payable to Lender dated as of the date of this Instrument, and maturing on July 1, 2021 (the “Maturity Date”), in the principal amount of $5,694,303.00 and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents.

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered, except as shown on the schedule of exceptions to coverage in the title policy issued to and accepted by Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property (the "Schedule of Title Exceptions").  Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in the Schedule of Title Exceptions.

UNIFORM COVENANTS

REVISION DATE 02-15-2008

Covenants.  In consideration of the mutual promises set forth in this Instrument, Borrower and Lender covenant and agree as follows:

1.

DEFINITIONS.  The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

(a)

"Attorneys' Fees and Costs" means (i) fees and out-of-pocket costs of Lender's and Loan Servicer's attorneys, as applicable, including costs of Lender's and Loan Servicer's in-house counsel, support staff costs, costs of preparing for litigation, computerized research, telephone and facsimile transmission expenses, mileage, deposition costs, postage, duplicating, process service, videotaping and similar costs and expenses; (ii) costs and fees of expert witnesses, including appraisers; and (iii) investigatory fees.

(b)

"Borrower" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

(c)

"Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender or the national banking associations are not open for business.

(d)

"Collateral Agreement" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing a fund to assure the completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

(e)

"Controlling Entity" means an entity which owns, directly or indirectly through one or more intermediaries, (i) a general partnership interest or a Controlling Interest of the limited partnership interests in Borrower (if Borrower is a partnership or joint venture), (ii) a manager's interest in Borrower or a Controlling Interest of the ownership or membership interests in Borrower (if Borrower is a limited liability company), (iii) a Controlling Interest of any class of voting stock of Borrower (if Borrower is a corporation), (iv) a trustee's interest or a Controlling Interest of the beneficial interests in Borrower (if Borrower is a trust), or (v) a managing partner's interest or a Controlling Interest of the partnership interests in Borrower (if Borrower is a limited liability partnership).

(f)

"Controlling Interest" means (i) 51 percent or more of the ownership interests in an entity, or (ii) a percentage ownership interest in an entity of less than 51 percent, if the owner(s) of that interest actually direct(s) the business and affairs of the entity without the requirement of consent of any other party.  The Controlling Interest shall be deemed to be 51 percent unless otherwise stated in Exhibit B.

(g)

"Environmental Permit" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

(h)

"Event of Default" means the occurrence of any event listed in Section 22.

(i)

"Fixtures" means all property owned by Borrower which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

(j)

"Governmental Authority" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property or over the Borrower.

(k)

"Hazard Insurance" is defined in Section 19.

(l)

"Hazardous Materials" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling and any other material or substance now or in the future that (i)  is defined as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" by or within the meaning of any Hazardous Materials Law, or (ii) is regulated in any way by or within the meaning of any Hazardous Materials Law.

(m)

"Hazardous Materials Laws" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials or the protection of human health or the environment and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq., and their state analogs.

(n)

"Impositions" and "Imposition Deposits" are defined in Section 7(a).

(o)

"Improvements" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

(p)

"Indebtedness" means the principal of, interest at the fixed or variable rate set forth in the Note on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

(q)

"Initial Owners" means, with respect to Borrower or any other entity, the persons or entities that (i) on the date of the Note, or (ii) on the date of a Transfer to which Lender has consented, own in the aggregate 100 percent of the ownership interests in Borrower or that entity.

(r)

"Land" means the land described in Exhibit A.

(s)

"Leases" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

(t)

"Lender" means the entity identified as "Lender" in the first paragraph of this Instrument, or any subsequent holder of the Note.

(u)

"Loan Documents" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, the MMP and any other documents now or in the future executed by Borrower, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.

(v)

"Loan Servicer" means the entity that from time to time is designated by Lender to collect payments and deposits and receive Notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender.  Unless Borrower receives Notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

(w)

"MMP" means a moisture management plan to control water intrusion and prevent the development of Mold or moisture at the Mortgaged Property throughout the term of this Instrument.  At a minimum, the MMP must contain a provision for (i) staff training, (ii) information to be provided to tenants, (iii) documentation of the plan, (iv) the appropriate protocol for incident response and remediation and (v) routine, scheduled inspections of common space and unit interiors.

(x)

"Mold" means mold, fungus, microbial contamination or pathogenic organisms.

(y)

"Mortgaged Property" means all of Borrower's present and future right, title and interest in and to all of the following:

(i)

the Land;

(ii)

the Improvements;

(iii)

the Fixtures;

(iv)

the Personalty;

(v)

all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefiting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(vi)

all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

(vii)

all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(viii)

all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(ix)

all proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

(x)

all Rents and Leases;

(xi)

all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument;

(xii)

all Imposition Deposits;

(xiii)

all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

(xiv)

all tenant security deposits which have not been forfeited by any tenant under any Lease and any bond or other security in lieu of such deposits; and

(xv)

all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

(z)

"Note" means the Multifamily Note described on page 1 of this Instrument, including all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

(aa)

"O&M Program" is defined in Section 18(d).

(bb)

"Personalty" means all:

(i)

accounts (including deposit accounts) of Borrower related to the Mortgaged Property;

(ii)

equipment and inventory owned by Borrower, which are used now or in the future in connection with the ownership, management or operation of the Land or Improvements or are located on the Land or Improvements, including furniture, furnishings, machinery, building materials, goods, supplies, tools, books, records (whether in written or electronic form), and computer equipment (hardware and software);

(iii)

other tangible personal property owned by Borrower which is used now or in the future in connection with the ownership, management or operation of the Land or Improvements or is located on the Land or in the Improvements, including ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances (other than Fixtures);

(iv)

any operating agreements relating to the Land or the Improvements;

(v)

any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements;

(vi)

all other intangible property, general intangibles and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land and including subsidy or similar payments received from any sources, including a governmental authority; and

(vii)

any rights of Borrower in or under letters of credit.

(cc)

"Property Jurisdiction" is defined in Section 30(a).

(dd)

"Rents" means all rents (whether from residential or non-residential space), revenues and other income of the Land or the Improvements, parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants, and, if Borrower is a cooperative housing corporation or association, maintenance fees, charges or assessments payable by shareholders or residents under proprietary leases or occupancy agreements, whether now due, past due, or to become due.

(ee)

"Taxes" means all taxes, assessments, vault rentals and other charges, if any, whether general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien on the Land or the Improvements.

(ff)

"Transfer" is defined in Section 21.

2.

UNIFORM COMMERCIAL CODE SECURITY AGREEMENT.

(a)

This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subjected to a security interest under the Uniform Commercial Code, whether such Mortgaged Property is owned now or acquired in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC Collateral"), and Borrower hereby grants to Lender a security interest in the UCC Collateral.  Borrower hereby authorizes Lender to prepare and file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest and Borrower agrees, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments.  Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements and/or amendments that Lender may require.  Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral.

(b)

Unless Borrower gives Notice to Lender within 30 days after the occurrence of any of the following, and executes and delivers to Lender modifications or supplements of this Instrument (and any financing statement which may be filed in connection with this Instrument) as Lender may require, Borrower shall not (i) change its name, identity, structure or jurisdiction of organization; (ii) change the location of its place of business (or chief executive office if more than one place of business); or (iii) add to or change any location at which any of the Mortgaged Property is stored, held or located.

(c)

If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law.  In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies.

(d)

This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property that is or may become a Fixture, if permitted by applicable law.

3.

ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION.

(a)

As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents.  It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower.  Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require.  Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the Mortgaged Property.  However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

(b)

After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender.  However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures.  So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without Notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid.  Borrower shall pay to Lender upon demand all Rents to which Lender is entitled.  At any time on or after the date of Lender's demand for Rents, (i) Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, (ii) no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and (iii) no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice.  Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.  Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

(c)

Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing any prior indebtedness that is being assigned to Lender, or paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents.  Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

(d)

If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable.  Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence.  If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law.  If Borrower is a housing cooperative corporation or association, Borrower hereby agrees that if a receiver is appointed, the order appointing the receiver may contain a provision requiring the receiver to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, it being acknowledged and agreed that the Indebtedness is an obligation of the Borrower and must be paid out of maintenance charges payable by the Borrower's tenant shareholders under their proprietary leases or occupancy agreements.  Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property.  Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents.  In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property.  Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

(e)

If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received.  Except to the extent of Lender's gross negligence or willful misconduct, Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under Section 3(d), and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

(f)

If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall become an additional part of the Indebtedness as provided in Section 12.

(g)

Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

4.

ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

(a)

As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.   It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases.  Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only.  For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the Mortgaged Property.  However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

(b)

Until Lender gives Notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease.  Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate.  Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

(c)

Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements.  The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses.  Except to the extent of Lender's gross negligence or willful misconduct, Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property.  Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease); (ii) be obligated to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.  The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

(d)

Upon delivery of Notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

(e)

Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect.  All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase.

(f)

Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement.  Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender.  However, Lender's consent shall not be required for the modification or extension of a non-residential Lease if such modification or extension is on terms at least as favorable to Borrower as those customary at that time in the applicable market and the income from the extended or modified Lease will not be less than the income received from the Lease as of the date of this Instrument.  Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed.  All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that (i) such Leases are subordinate to the lien of this Instrument; (ii) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (iii) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (iv) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (v) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (vi) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

(g)

Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

(h)

If Borrower is a cooperative housing corporation or association, notwithstanding anything to the contrary contained in this subsection or in Section 21, so long as Borrower remains a cooperative housing corporation or association and is not in breach of any covenant of this Instrument, Lender hereby consents to:

(i)

the execution of leases of apartments for a term in excess of two years from Borrower to a tenant shareholder of Borrower, so long as such leases, including proprietary leases, are and will remain subordinate to the lien of this Instrument; and

(ii)

the surrender or termination of such leases of apartments where the surrendered or terminated lease is immediately replaced or where the Borrower makes its best efforts to secure such immediate replacement by a newly executed lease of the same apartment to a tenant shareholder of the Borrower.  However, no consent is hereby given by Lender to any execution, surrender, termination or assignment of a lease under terms that would waive or reduce the obligation of the resulting tenant shareholder under such lease to pay cooperative assessments in full when due or the obligation of the former tenant shareholder to pay any unpaid portion of such assessments.

5.

PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM.  Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents.  Borrower shall pay a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

6.

EXCULPATION.  Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

7.

DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

(a)

Unless this requirement is waived in writing by Lender, which waiver may be contained in this Section 7(a), Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due, the items marked "Collect" below.  Lender will not require the Borrower to make Imposition Deposits with respect to the items marked "Deferred" below.

[Deferred]

Hazard Insurance premiums or other insurance premiums required by Lender under Section 19,

[Deferred]

Taxes,

[Deferred]

water and sewer charges (that could become a lien on the Mortgaged Property),

[N/A]

ground rents,

[Deferred]

assessments or other charges (that could become a lien on the Mortgaged Property)

The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "Imposition Deposits."  The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "Impositions."  The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added.  Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other Imposition.

(b)

Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency.  Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty.  Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing.  Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits.  As additional security for all of Borrower's obligations under this Instrument and the other Loan Documents, Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits and all proceeds of, and all interest and dividends on, the Imposition Deposits.  Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).

(c)

If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender.  Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender.  Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

(d)

If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender, the excess shall be credited against future installments of Imposition Deposits.  If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary, Borrower shall pay to Lender the amount of the deficiency within 15 days after Notice from Lender.

(e)

If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

(f)

If Lender does not collect an Imposition Deposit with respect to an Imposition either marked "Deferred" in Section 7(a) or pursuant to a separate written waiver by Lender, then on or before the date each such Imposition is due, or on the date this Instrument requires each such Imposition to be paid, Borrower must provide Lender with proof of payment of each such Imposition for which Lender does not require collection of Imposition Deposits.  Lender may revoke its deferral or waiver and require Borrower to deposit with Lender any or all of the Imposition Deposits listed in Section 7(a), regardless of whether any such item is marked "Deferred" in such section, upon Notice to Borrower, (i) if Borrower does not timely pay any of the Impositions, (ii) if Borrower fails to provide timely proof to Lender of such payment, or (iii) at any time during the existence of an Event of Default.

(g)

In the event of a Transfer prohibited by or requiring Lender's approval under Section 21, Lender's waiver of the collection of any Imposition Deposit in this Section 7 may be modified or rendered void by Lender at Lender's option by Notice to Borrower and the transferee(s) as a condition of Lender's approval of such Transfer.

8.

COLLATERAL AGREEMENTS.  Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

9.

APPLICATION OF PAYMENTS.  If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion.  Neither Lender's acceptance of an amount that is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.  Notwithstanding the application of any such amount to the Indebtedness, Borrower's obligations under this Instrument and the Note shall remain unchanged.

10.

COMPLIANCE WITH LAWS AND ORGANIZATIONAL DOCUMENTS.

(a)

Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, disability accommodation, zoning and land use, and Leases.  Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits.

(b)

Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 10.

(c)

Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property.  Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

(d)

Borrower shall at all times comply with all laws, regulations and requirements of any Governmental Authority relating to Borrower's formation, continued existence and good standing in the Property Jurisdiction.  Borrower shall at all times comply with its organizational documents, including but not limited to its partnership agreement (if Borrower is a partnership), its by-laws (if Borrower is a corporation or housing cooperative corporation or association) or its operating agreement (if Borrower is an limited liability company, joint venture or tenancy-in-common ).  If Borrower is a housing cooperative corporation or association, Borrower shall at all times maintain its status as a "cooperative housing corporation" as such term is defined in Section 216(b) of the Internal revenue Code of 1986, as amended, or any successor statute thereto.

11.

USE OF PROPERTY.  Unless required by applicable law, Borrower shall not (a) allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, except for any change in use approved by Lender, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate a change in the zoning classification of the Mortgaged Property or acquiesce without Notice to and consent of Lender in a change in the zoning classification of the Mortgaged Property, (d) establish any condominium or cooperative regime with respect to the Mortgaged Property, (e) combine all or any part of the Mortgaged Property with all or any part of a tax parcel which is not part of the Mortgaged Property, or (f) subdivide or otherwise split any tax parcel constituting all or any part of the Mortgaged Property without the prior consent of Lender.  Notwithstanding anything contained in this Section to the contrary, if Borrower is a housing cooperative corporation or association, Lender acknowledges and consents to Borrower's use of the Mortgaged Property as a housing cooperative.

12.

PROTECTION OF LENDER'S SECURITY; INSTRUMENT SECURES FUTURE ADVANCES.

(a)

If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, file such documents, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (i) payment of Attorneys' Fees and Costs, (ii) payment of fees and out-of-pocket expenses of accountants, inspectors and consultants, (iii) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (iv) procurement of the insurance required by Section 19, (v) payment of amounts which Borrower has failed to pay under Sections 15 and 17, and (vi) advances made by Lender to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "Prior Lien").

(b)

Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be secured by this Instrument, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "Default Rate," as defined in the Note.

(c)

Nothing in this Section 12 shall require Lender to incur any expense or take any action.

13.

INSPECTION.

(a)

Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time, upon reasonable notice to Borrower if the inspection is to include occupied residential units (which notice need not be in writing).  Notice to Borrower shall not be required in the case of an emergency, as determined in Lender's discretion, or when an Event of Default has occurred and is continuing.

(b)

If Lender determines that Mold has developed as a result of a water intrusion event or leak, Lender, at Lender's discretion, may require that a professional inspector inspect the Mortgaged Property as frequently as Lender determines is necessary until any issue with Mold and its cause(s) are resolved to Lender's satisfaction.  Such inspection shall be limited to a visual and olfactory inspection of the area that has experienced the Mold, water intrusion event or leak.  Borrower shall be responsible for the cost of such professional inspection and any remediation deemed to be necessary as a result of the professional inspection.  After any issue with Mold, water intrusion or leaks is remedied to Lender's satisfaction, Lender shall not require a professional inspection any more frequently than once every three years unless Lender is otherwise aware of Mold as a result of a subsequent water intrusion event or leak.

(c)

If Lender or Loan Servicer determines not to conduct an annual inspection of the Mortgaged Property, and in lieu thereof Lender requests a certification, Borrower shall be prepared to provide and must actually provide to Lender a factually correct certification each year that the annual inspection is waived to the following effect:

Borrower has not received any written complaint, notice, letter or other written communication from tenants, management agent or governmental authorities regarding mold, fungus, microbial contamination or pathogenic organisms ("Mold") or any activity, condition, event or omission that causes or facilitates the growth of Mold on or in any part of the Mortgaged Property or if Borrower has received any such written complaint, notice, letter or other written communication that Borrower has investigated and determined that no Mold activity, condition or event exists or alternatively has  fully and properly remediated such activity, condition, event or omission in compliance with the Moisture Management Plan for the Mortgaged Property.

If Borrower is unwilling or unable to provide such certification, Lender may require a professional inspection of the Mortgaged Property at Borrower's expense.

14.

BOOKS AND RECORDS; FINANCIAL REPORTING.

(a)

Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's office, and upon Lender's request shall make available at the Mortgaged Property (or, at Borrower's option, at the management agent's office), complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of all written contracts, Leases, and other instruments which affect the Mortgaged Property.  The books, records, contracts, Leases and other instruments shall be subject to examination and inspection by Lender at any reasonable time.

(b)

Within 120 days after the end of each fiscal year of Borrower, Borrower shall furnish to Lender a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year.  If Borrower's fiscal year is other than the calendar year, Borrower must also submit to Lender a year-end statement of income and expenses within 120 days after the end of the calendar year.

(c)

Within 120 days after the end of each calendar year, and at any other time, upon Lender's request, Borrower shall furnish to Lender each of the following.  However, Lender shall not require any of the following more frequently than quarterly except when there has been an Event of Default and such Event of Default is continuing, in which case Lender may, upon written request to Borrower, require Borrower to furnish any of the following more frequently:

(i)

a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

(ii)

an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts; and

(iii)

a statement that identifies all owners of any interest in Borrower and any Controlling Entity and the interest held by each (unless Borrower or any Controlling Entity is a publicly-traded entity in which case such statement of ownership shall not be required), if Borrower or a Controlling Entity is a corporation, all officers and directors of Borrower and the Controlling Entity, and if Borrower or a Controlling Entity is a limited liability company, all managers who are not members.

(d)

At any time upon Lender's request, Borrower shall furnish to Lender each of the following.  However, Lender shall not require any of the following more frequently than quarterly except when there has been an Event of Default and such Event of Default is continuing, in which case Lender may require Borrower to furnish any of the following more frequently:

(i)

a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year;

(ii)

a quarterly or year-to-date income and expense statement for the Mortgaged Property; and

(iii)

a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender.

(e)

Upon Lender's request at any time when an Event of Default has occurred and is continuing, Borrower shall furnish to Lender monthly income and expense statements and rent schedules for the Mortgaged Property.

(f)

An individual having authority to bind Borrower shall certify each of the statements, schedules and reports required by Sections 14(b) through 14(e) to be complete and accurate.  Each of the statements, schedules and reports required by Sections 14(b) through 14(e) shall be in such form and contain such detail as Lender may reasonably require.  Lender also may require that any of the statements, schedules or reports listed in Section 14(b) and 14(c)(i) and (ii) be audited at Borrower's expense by independent certified public accountants acceptable to Lender, at any time when an Event of Default has occurred and is continuing or at any time that Lender, in its reasonable judgment, determines that audited financial statements are required for an accurate assessment of the financial condition of Borrower or of the Mortgaged Property.

(g)

If Borrower fails to provide in a timely manner the statements, schedules and reports required by Sections 14(b) through (e), Lender shall give Borrower Notice specifying the statements, schedules and reports required by Section 14(b) through (e) that Borrower has failed to provide.  If Borrower has not provided the required statements, schedules and reports within 10 Business Days following such Notice, then Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.  Notice to Borrower shall not be required in the case of an emergency, as determined in Lender's discretion, or when an Event of Default has occurred and is continuing.

(h)

If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

(i)

Borrower authorizes Lender to obtain a credit report on Borrower at any time.

15.

TAXES; OPERATING EXPENSES.

(a)

Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

(b)

Subject to the provisions of Section 15(c), Borrower shall (i) pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added, and (ii) pay insurance premiums at least 30 days prior to the expiration date of each policy of insurance, unless applicable law specifies some lesser period.

(c)

If Lender is collecting Imposition Deposits, to the extent that Lender holds sufficient Imposition Deposits for the purpose of paying a specific Imposition, then Borrower shall not be obligated to pay such Imposition, so long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received.  If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable.  Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that (i) any Event of Default has occurred and is continuing, (ii) insufficient Imposition Deposits are held by Lender at the time an Imposition becomes due and payable or (iii) Borrower has failed to provide Lender with bills and premium notices as provided above.

(d)

Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (i) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (ii) the Mortgaged Property is not in danger of being sold or forfeited, (iii) if Borrower has not already paid the Imposition, Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (iv) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender.

(e)

Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall furnish to Lender on or before the date this Instrument requires such Impositions to be paid, receipts evidencing that such payments were made.

16.

LIENS; ENCUMBRANCES.  Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "Lien") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "Transfer" which constitutes an Event of Default and subjects Borrower to personal liability under the Note.

17.

PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY.

(a)

Borrower shall not commit waste or permit impairment or deterioration of the Mortgaged Property.

(b)

Borrower shall not abandon the Mortgaged Property.

(c)

Borrower shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair; however, Borrower shall not be obligated to perform such restoration or repair if (i) no Event of Default has occurred and is continuing, and (ii) Lender has elected to apply any available insurance proceeds and/or condemnation awards to the payment of Indebtedness pursuant to Section 19(h)(ii), (iii), (iv) or (v), or pursuant to Section 20.

(d)

Borrower shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality.

(e)

Borrower shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender at all times under a contract approved by Lender in writing, which contract must be terminable upon not more than 30 days notice without the necessity of establishing cause and without payment of a penalty or termination fee by Borrower or its successors.

(f)

Borrower shall give Notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument.  Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property, including any removal, demolition or alteration occurring in connection with a rehabilitation of all or part of the Mortgaged Property, except (i) in connection with the replacement of tangible Personalty, (ii) if Borrower is a cooperative housing corporation or association, to the extent permitted with respect to individual dwelling units under the form of proprietary lease or occupancy agreement and (iii) repairs and replacements in connection with making an individual unit ready for a new occupant.

(g)

Unless otherwise waived by Lender in writing, Borrower must have or must establish and must adhere to the MMP.  If the Borrower is required to have an MMP, the Borrower must keep all MMP documentation at the Mortgaged Property or at the management agent's office and available for the Lender or the Loan Servicer to review during any annual assessment or other inspection of the Mortgaged Property that is required by Lender.

(h)

If Borrower is a housing cooperative corporation or association, until the Indebtedness is paid in full Borrower shall not reduce the maintenance fees, charges or assessments payable by shareholders or residents under proprietary leases or occupancy agreements below a level which is sufficient to pay all expenses of the Borrower, including, without limitation, all operating and other expenses for the Mortgaged Property and all payments due pursuant to the terms of the Note and any Loan Documents.

18.

ENVIRONMENTAL HAZARDS.

(a)

Except for matters described in Section 18(b), Borrower shall not cause or permit any of the following:

(i)

the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

(ii)

the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

(iii)

any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws;

(iv)

any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; or

(v)

any violation or noncompliance with the terms of any O&M Program as defined in subsection (d).

The matters described in clauses (i) through (v) above, except as otherwise provided in Section 18(b), are referred to collectively in this Section 18 as "Prohibited Activities or Conditions."

(b)

Prohibited Activities or Conditions shall not include lawful conditions permitted by an O&M Program or the safe and lawful use and storage of quantities of (i) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (ii) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (iii) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

(c)

Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions.  Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

(d)

As required by Lender, Borrower shall also have established a written operations and maintenance program with respect to certain Hazardous Materials.  Each such operations and maintenance program and any additional or revised operations and maintenance programs established for the Mortgaged Property pursuant to this Section 18 must be approved by Lender and shall be referred to herein as an "O&M Program."  Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with each O&M Program.  Borrower shall pay all costs of performance of Borrower's obligations under any O&M Program, and Lender's out-of-pocket costs incurred in connection with the monitoring and review of each O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender.  Any such out-of-pocket costs of Lender that Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

(e)

Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing (which written disclosure may be in certain environmental assessments and other written reports accepted by Lender in connection with the funding of the Indebtedness and dated prior to the date of this Instrument):

(i)

Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions on the Mortgaged Property;

(ii)

to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed on the Mortgaged Property;

(iii)

the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past.  If there is an underground storage tank located on the Mortgaged Property that has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

(iv)

to the best of Borrower's knowledge after reasonable and diligent inquiry, Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials.  Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

(v)

to the best of Borrower's knowledge after reasonable and diligent inquiry, no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

(vi)

there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

(vii)

Borrower has not received any written complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.

(f)

Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:

(i)

Borrower's discovery of any Prohibited Activity or Condition;

(ii)

Borrower's receipt of or knowledge of any written complaint, order, notice of violation or other communication from any tenant, management agent, Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; or

(iii)

Borrower's breach of any of its obligations under this Section 18.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

(g)

Borrower shall pay promptly the costs of any environmental inspections, tests or audits, a purpose of which is to identify the extent or cause of or potential for a Prohibited Activity or Condition ("Environmental Inspections"), required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist.  Any such costs incurred by Lender (including Attorneys' Fees and Costs and the costs of technical consultants whether incurred in connection with any judicial or administrative process or otherwise) that Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.  As long as (i) no Event of Default has occurred and is continuing, (ii) Borrower has actually paid for or reimbursed Lender for all costs of any such Environmental Inspections performed or required by Lender, and (iii) Lender is not prohibited by law, contract or otherwise from doing so, Lender shall make available to Borrower, without representation of any kind, copies of Environmental Inspections prepared by third parties and delivered to Lender.  Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by or for Lender with respect to the Mortgaged Property.  Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any Environmental Inspections made by or for Lender.  Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount that a party may bid at such sale.  Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results to any third party of any Environmental Inspections made by or for Lender, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the results of, the delivery of any of Environmental Inspections made by or for Lender.

(h)

If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("Remedial Work") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property, or is otherwise required by Lender as a consequence of any Prohibited Activity or Condition or to prevent the occurrence of a Prohibited Activity or Condition, Borrower shall, by the earlier of (i) the applicable deadline required by Hazardous Materials Law or (ii) 30 days after Notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law.  If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so.  Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in Section 12.

(i)

Borrower shall comply with all Hazardous Materials Laws applicable to the Mortgaged Property.  Without limiting the generality of the previous sentence, Borrower shall (i) obtain and maintain all Environmental Permits required by Hazardous Materials Laws and comply with all conditions of such Environmental Permits; (ii) cooperate with any inquiry by any Governmental Authority; and (iii) comply with any governmental or judicial order that arises from any alleged Prohibited Activity or Condition.

(j)

Borrower shall indemnify, hold harmless and defend (i) Lender, (ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "Indemnitees") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including Attorneys' Fees and Costs and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

(i)

any breach of any representation or warranty of Borrower in this Section 18;

(ii)

any failure by Borrower to perform any of its obligations under this Section 18;

(iii)

the existence or alleged existence of any Prohibited Activity or Condition;

(iv)

the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or in any of the Improvements or on or under any property of Borrower that is adjacent to the Mortgaged Property; and

(v)

the actual or alleged violation of any Hazardous Materials Law.

(k)

Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees.  In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned) may settle or compromise any action or legal or administrative proceeding.  However, unless an Event of Default has occurred and is continuing, or the interests of Borrower and Lender are in conflict, as determined by Lender in its discretion, Lender shall permit Borrower to undertake the actions referenced in this Section 18 in accordance with this Section 18(k) and Section 18(l) so long as Lender approves such action, which approval shall not be unreasonably withheld or delayed.  Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, consultants' fees and Attorneys' Fees and Costs.

(l)

Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "Claim"), settle or compromise the Claim if the settlement (i) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (ii) may materially and adversely affect Lender, as determined by Lender in its discretion.

(m)

Borrower's obligation to indemnify the Indemnitees shall not be limited or impaired by any of the following, or by any failure of Borrower or any guarantor to receive notice of or consideration for any of the following:

(i)

any amendment or modification of any Loan Document;

(ii)

any extensions of time for performance required by any Loan Document;

(iii)

any provision in any of the Loan Documents limiting Lender's recourse to property securing the Indebtedness, or limiting the personal liability of Borrower or any other party for payment of all or any part of the Indebtedness;

(iv)

the accuracy or inaccuracy of any representations and warranties made by Borrower under this Instrument or any other Loan Document;

(v)

the release of Borrower or any other person, by Lender or by operation of law, from performance of any obligation under any Loan Document;

(vi)

the release or substitution in whole or in part of any security for the Indebtedness; and

(vii)

Lender's failure to properly perfect any lien or security interest given as security for the Indebtedness.

(n)

Borrower shall, at its own cost and expense, do all of the following:

(i)

pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Section 18;

(ii)

reimburse Indemnitees for any expenses paid or incurred in connection with any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

(iii)

reimburse Indemnitees for any and all expenses, including Attorneys' Fees and Costs, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

(o)

The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.  Notwithstanding the foregoing, if Lender has never been a mortgagee-in-possession of, or held title to, the Mortgaged Property, Borrower shall have no obligation to indemnify the Indemnitees under this Section 18 after the date of the release of record of the lien of this Instrument by payment in full at the Maturity Date or by voluntary prepayment in full.

19.

PROPERTY AND LIABILITY INSURANCE.

(a)

Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire, windstorm and allied perils, general boiler and machinery coverage, and business interruption including loss of rental value insurance for the Mortgaged Property with extra expense insurance.  If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage.  In the event any updated reports or other documentation are reasonably required by Lender in order to determine whether such additional insurance is necessary or prudent, Borrower shall pay for all such documentation at its sole cost and expense.  Borrower acknowledges and agrees that Lender's insurance requirements may change from time to time throughout the term of the Indebtedness.  If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, Borrower shall insure such Improvements against loss by flood.  All insurance required pursuant to this Section 19(a) shall be referred to as "Hazard Insurance."  All policies of Hazard Insurance must include a non-contributing, non-reporting mortgagee clause in favor of, and in a form approved by, Lender.

(b)

All premiums on insurance policies required under this Section 19 shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment.  All such policies shall also be in a form approved by Lender.  Borrower shall deliver to Lender a legible copy of each insurance policy (or duplicate original) and Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums.  At least 5 days prior to the expiration date of any insurance policy, Borrower shall deliver to Lender evidence acceptable to Lender that the policy has been renewed.  If Borrower has not delivered a legible copy of each renewal policy (or a duplicate original) prior to the expiration date of any insurance policy, Borrower shall deliver a legible copy of each renewal policy (or a duplicate original) in a form satisfactory to Lender within 120 days after the expiration date of the original policy.

(c)

Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.  All policies for general liability insurance must contain a standard additional insured provision, in favor of, and in a form approved by, Lender.

(d)

All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

(e)

Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

(f)

In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender.  Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of Hazard Insurance, to appear in and prosecute any action arising from such Hazard Insurance policies, to collect and receive the proceeds of Hazard Insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds.  This power of attorney is coupled with an interest and therefore is irrevocable.  However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action.  Lender may, at Lender's option, (i) require a "repair or replacement" settlement, in which case  the proceeds will  be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "Restoration"), or (ii) require an "actual cash value" settlement in which case  the proceeds may be applied to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to require a repair or replacement settlement and apply insurance proceeds to Restoration, Lender shall apply the proceeds in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

(g)

Notwithstanding any provision to the contrary in this Section 19, as long as no Event of Default, or any event which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing,

(i)

in the event of a casualty resulting in damage to the Mortgaged Property which will cost $10,000 or less to repair, the Borrower shall have the sole right to make proof of loss, adjust and compromise the claim and collect and receive any proceeds directly without the approval or prior consent of the Lender so long as the insurance proceeds are used solely for the Restoration of the Mortgaged Property; and

(ii)

in the event of a casualty resulting in damage to the Mortgaged Property which will cost more than $10,000 but less than $50,000 to repair, the Borrower is authorized to make proof of loss and adjust and compromise the claim without the prior consent of Lender, and Lender shall hold the applicable insurance proceeds to be used to reimburse Borrower for the cost of Restoration of the Mortgaged Property and shall not apply such proceeds to the payment of sums due under this Instrument.

(h)

Lender will have the right to exercise its option to apply insurance proceeds to the payment of the Indebtedness only if Lender determines that at least one of the following conditions is met:

(i)

an Event of Default (or any event, which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing;

(ii)

Lender determines, in its discretion, that there will not be sufficient funds from insurance proceeds, anticipated contributions of Borrower of its own funds or other sources acceptable to Lender to complete the Restoration;

(iii)

Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will not be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property;

(iv)

Lender determines, in its discretion, that the Restoration will not be completed at least one year before the Maturity Date (or six months before the Maturity Date if Lender determines in its discretion that re-leasing of the Mortgaged Property will be completed within such six-month period); or

(v)

Lender determines that the Restoration will not be completed within one year after the date of the loss or casualty.

(i)

If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

(j)

Unless Lender otherwise agrees in writing, any application of any insurance proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments.

(k)

Borrower agrees to execute such further evidence of assignment of any insurance proceeds as Lender may require.

20.

CONDEMNATION.

(a)

Borrower shall promptly notify Lender in writing of any action or proceeding or notice relating to any proposed or actual condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "Condemnation").  Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing.  Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation, after consultation with Borrower and consistent with commercially reasonable standards of a prudent lender.  This power of attorney is coupled with an interest and therefore is irrevocable.

However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action.  Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

(b)

Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts (including Attorneys' Fees and Costs) at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower.  Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments.  Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

21.

TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER.  [RIGHT TO UNLIMITED TRANSFERS -- WITH LENDER APPROVAL].

(a)

"Transfer" means

(i)

a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law);

(ii)

the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law);

(iii)

the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock;

(iv)

the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or

(v)

the merger, dissolution, liquidation, or consolidation of a legal entity or the reconstitution of one type of legal entity into another type of legal entity.

For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

(b)

"Transfer" does not include

(i)

a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument,

(ii)

the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code, or

(iii)

a lien against the Mortgaged Property for local taxes and/or assessments not then due and payable.

(c)

The occurrence of any of the following Transfers shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(e) to the contrary:

(i)

a Transfer to which Lender has consented;

(ii)

a Transfer that occurs in accordance with Section 21(d);

(iii)

the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

(iv)

a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

(v)

the creation of a mechanic's, materialman's, or judgment lien against the Mortgaged Property, which is released of record or otherwise remedied to Lender's satisfaction within 60 days of the date of creation;

(vi)

if Borrower is a housing cooperative corporation or association, the Transfer of more than 49 percent of the shares in the housing cooperative or the assignment of more than 49 percent of the occupancy agreements or leases relating thereto by tenant shareholders of the housing cooperative or association to other tenant shareholders; and

(vii)

any Transfer of an interest in Borrower or any interest in a Controlling Entity (which, if such Controlling Entity were Borrower, would result in an Event of Default) listed in (A) through (F) below (a "Preapproved Transfer"), under the terms and conditions listed as items (1) through (7) below:

(A)

a sale or transfer to one or more of the transferor's immediate family members; or

(B)

a sale or transfer to any trust having as its sole beneficiaries the transferor and/or one or more of the transferor's immediate family members; or

(C)

a sale or transfer from a trust to any one or more of its beneficiaries who are immediate family members of the transferor ; or

(D)

the substitution or replacement of the trustee of any trust with a trustee who is an immediate family member of the transferor; or

(E)

a sale or transfer to an entity owned and controlled by the transferor or the transferor’s immediate family members; or

(F)

a sale or transfer to an individual or entity that has an existing interest in the Borrower or in a Controlling Entity.

(1)

Borrower shall provide Lender with prior written Notice of the proposed Preapproved Transfer, which Notice must be accompanied by a non-refundable review fee in the amount of $3,000.00.

(2)

For the purposes of these Preapproved Transfers, a transferor's immediate family members will be deemed to include a spouse, parent, child or grandchild of such transferor.

(3)

Either directly or indirectly, [See Exhibit B] shall retain at all times a managing interest in the Borrower.

(4)

At the time of the proposed Preapproved Transfer, no Event of Default shall have occurred and be continuing and no event or condition shall have occurred and be continuing that, with the giving of Notice or the passage of time, or both, would become an Event of Default.

(5)

Lender shall be entitled to collect all costs, including the cost of all title searches, title insurance and recording costs, and all Attorneys' Fees and Costs.

(6)

Lender shall not be entitled to collect a transfer fee as a result of these Preapproved Transfers.

(7)

In the event of a Transfer prohibited by or requiring Lender's approval under this Section 21, this Section (c)(vii) may be modified or rendered void by Lender at Lender's option by Notice to Borrower and the transferee(s), as a condition of Lender's consent.

(d)

The occurrence of any of the following Transfers shall not constitute an Event of Default under this Instrument, provided that Borrower has notified Lender in writing within 30 days following the occurrence of any of the following, and such Transfer does not constitute an Event of Default under any other Section of this Instrument:

(i)

a change of the Borrower's name, provided that UCC financing statements and/or amendments sufficient to continue the perfection of Lender's security interest have been properly filed and copies have been delivered to Lender;

(ii)

a change of the form of the Borrower not involving a transfer of the Borrower's assets and not resulting in any change in liability of any Initial Owner, provided that UCC financing statements and/or amendments sufficient to continue the perfection of Lender's security interest have been properly filed and copies have been delivered to Lender;

(iii)

the merger of the Borrower with another entity when the Borrower is the surviving entity;

(iv)

a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person; and

(v)

the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses, including Attorneys' Fees and Costs, incurred by Lender in connection with reviewing Borrower's request.

(e)

The occurrence of any of the following Transfers shall constitute an Event of Default under this Instrument:

(i)

a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

(ii)

if Borrower is a limited partnership, a Transfer of (A) any general partnership interest, or (B) limited partnership interests in Borrower that would cause the Initial Owners of Borrower to own less than a Controlling Interest of all limited partnership interests in Borrower;

(iii)

if Borrower is a general partnership or a joint venture, a Transfer of any general partnership or joint venture interest in Borrower;

(iv)

if Borrower is a limited liability company, (A) a Transfer of any membership interest in Borrower which would cause the Initial Owners to own less than a Controlling Interest of all the membership interests in Borrower, (B) a Transfer of any membership or other interest of a manager in Borrower that results in a change of manager or (C) a change in a nonmember manager;

(v)

if Borrower is a corporation (A) the Transfer of any voting stock in Borrower which would cause the Initial Owners to own less than a Controlling Interest of any class of voting stock in Borrower or (B) if the outstanding voting stock in Borrower is held by 100 or more shareholders, one or more Transfers by a single transferor within a 12-month period affecting an aggregate of 5 percent or more of that stock;

(vi)

if Borrower is a trust, (A) a Transfer of any beneficial interest in Borrower which would cause the Initial Owners to own less than a Controlling Interest of all the beneficial interests in Borrower, (B) the termination or revocation of the trust, or (C) the removal, appointment or substitution of a trustee of Borrower;

(vii)

if Borrower is a limited liability partnership, (A) a Transfer of any partnership interest in Borrower which would cause the Initial Owners to own less than a Controlling Interest of all partnership interests in Borrower, or (B) a transfer of any partnership or other interest of a managing partner in Borrower that results in a change of manager; and

(viii)

a Transfer of any interest in a Controlling Entity which, if such Controlling Entity were Borrower, would result in an Event of Default under any of Sections 21(e)(i) through (vii) above.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

(f)

Lender shall consent, without any adjustment to the rate at which the Indebtedness secured by this Instrument bears interest or to any other economic terms of the Indebtedness set forth in the Note, to a Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

(i)

the submission to Lender of all information required by Lender to make the determination required by this Section 21(f);

(ii)

the absence of any Event of Default;

(iii)

the transferee meets all of the eligibility, credit, management and other standards (including but not limited to any standards with respect to previous relationships between Lender and the transferee) customarily applied by Lender at the time of the proposed Transfer to the approval of borrowers in connection with the origination or purchase of similar mortgages on multifamily properties;

(iv)

the transferee's organization, credit and experience in the management of similar properties are deemed by the Lender, in its discretion, to be appropriate to the overall structure and documentation of the existing financing;

(v)

the Mortgaged Property, at the time of the proposed Transfer, meets all standards as to its physical condition, occupancy, net operating income and the collection of reserves that are customarily applied by Lender at the time of the proposed Transfer to the approval of properties in connection with the origination or purchase of similar mortgages on multifamily properties;

(vi)

in the case of a Transfer of all or any part of the Mortgaged Property, (A) the execution by the transferee of Lender's then-standard assumption agreement that, among other things, requires the transferee to perform all obligations of Borrower set forth in the Note, this Instrument and any other Loan Documents, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived or modified by Lender, (B) if Lender requires, the transferee causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender, and (C) the transferee executes such additional Collateral Agreements as Lender may require;

(vii)

in the case of a Transfer of any interest in a Controlling Entity, if a guaranty has been executed and delivered in connection with the Note, this Instrument or any of the other Loan Documents, the Borrower causes one or more individuals or entities acceptable to Lender to execute and deliver to Lender a guaranty in a form acceptable to Lender; and

(viii)

Lender's receipt of all of the following:

(A)

a review fee in the amount of $3,000.00;

(B)

a transfer fee in an amount equal to one percent (1%) of the unpaid principal balance of the Indebtedness immediately before the applicable Transfer; and

(C)

the amount of Lender's out-of-pocket costs (including reasonable Attorneys' Fees and Costs) incurred in reviewing the Transfer request.

22.

EVENTS OF DEFAULT.  The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

(a)

any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

(b)

any failure by Borrower to maintain the insurance coverage required by Section 19;

(c)

any failure by Borrower to comply with the provisions of Section 33;

(d)

fraud or material misrepresentation or material omission by Borrower, any of its officers, directors, trustees, general partners or managers or any guarantor in connection with (i) the application for or creation of the Indebtedness, (ii) any financial statement, rent schedule, or other report or information provided to Lender during the term of the Indebtedness, or (iii) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

(e)

any failure by Borrower to comply with the provisions of Section 20;

(f)

any Event of Default under Section 21;

(g)

the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

(h)

any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (g)), as and when required, which continues for a period of 30 days after Notice of such failure by Lender to Borrower.  However, if Borrower's failure to perform its obligations as described in this Section 22(h) is of the nature that it cannot be cured within the 30 day grace period but reasonably could be cured within 90 days, then Borrower shall have additional time as determined by Lender in its discretion, not to exceed an additional 60 days, in which to cure such default, provided that Borrower has diligently commenced to cure such default during the 30-day grace period and diligently pursues the cure of such default.  However, no such Notice or grace periods shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

(i)

any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document;

(j)

any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable;

(k)

any  voluntary filing by Borrower for bankruptcy protection under the United States Bankruptcy Code or any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights to which Borrower voluntarily becomes subject, or the commencement of any involuntary case against Borrower by any creditor (other than Lender) of Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights which case is not dismissed or discharged within 90 days after filing; and

(l)

any representations and warranties by Borrower in this Instrument which is false or misleading in any material respect.

23.

REMEDIES CUMULATIVE.  Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

24.

FORBEARANCE.

(a)

Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions:  extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

(b)

Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any other right or remedy, or the subsequent exercise of any right or remedy.  The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender.  Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

25.

LOAN CHARGES.  If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation.  The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness.  For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note.  Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

26.

WAIVER OF STATUTE OF LIMITATIONS.  Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

27.

WAIVER OF MARSHALLING.  Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law.  Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies.  Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

28.

FURTHER ASSURANCES.  Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements or amendments, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

29.

ESTOPPEL CERTIFICATE.  Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect  (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

30.

GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

(a)

This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is located (the "Property Jurisdiction").

(b)

Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document may be litigated in the Property Jurisdiction.  The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document.  Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.  However, nothing in this Section 30 is intended to limit Lender's right to bring any suit, action or proceeding relating to matters under this Instrument in any court of any other jurisdiction.

31.

NOTICE.

(a)

All Notices, demands and other communications ("Notice") under or concerning this Instrument shall be in writing.  Each Notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (i) the date when the Notice is received by the addressee; (ii) the first Business Day after the Notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (iii) the third Business Day after the Notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested.

(b)

Any party to this Instrument may change the address to which Notices intended for it are to be directed by means of Notice given to the other party in accordance with this Section 31.  Each party agrees that it will not refuse or reject delivery of any Notice given in accordance with this Section 31, that it will acknowledge, in writing, the receipt of any Notice upon request by the other party and that any Notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

(c)

Any Notice under the Note and any other Loan Document that does not specify how Notices are to be given shall be given in accordance with this Section 31.

32.

SALE OF NOTE; CHANGE IN SERVICER; LOAN SERVICING.  The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior Notice to Borrower.  A sale may result in a change of the Loan Servicer.  There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note.  If there is a change of the Loan Servicer, Borrower will be given Notice of the change. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of Notice, inspections of the Mortgaged Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives Notice to the contrary.  If Borrower receives conflicting Notices regarding the identity of the Loan Servicer or any other subject, any such Notice from Lender shall govern.

33.

SINGLE ASSET BORROWER.  Until the Indebtedness is paid in full, Borrower (a) shall not own any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property;  (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.

34.

SUCCESSORS AND ASSIGNS BOUND.  This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower.  However, a Transfer not permitted by Section 21 shall be an Event of Default.

35.

JOINT AND SEVERAL LIABILITY.  If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

36.

RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

(a)

The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

(b)

No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document.  Without limiting the generality of the preceding sentence, (i) any arrangement (a "Servicing Arrangement") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (ii) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (iii) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

37.

SEVERABILITY; AMENDMENTS.  The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect.  This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument.  This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought; provided, however, that in the event of a Transfer prohibited by or requiring Lender's approval under Section 21, any or some or all of the Modifications to Instrument set forth in Exhibit B (if any) may be modified or rendered void by Lender at Lender's option by Notice to Borrower and the transferee(s).

38.

CONSTRUCTION.  The captions and headings of the Sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument.  Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument.  All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument.  Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.  Use of the singular in this Agreement includes the plural and use of the plural includes the singular.  As used in this Instrument, the term "including" means "including, but not limited to."

39.

DISCLOSURE OF INFORMATION.  Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including but not limited to trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans, as well as governmental regulatory agencies having regulatory authority over Lender.  Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy.

40.

NO CHANGE IN FACTS OR CIRCUMSTANCES.  Borrower warrants that (a) all information in the application for the loan submitted to Lender (the "Loan Application") and in all financial statements, rent schedules, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects; and (b) there has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

41.

SUBROGATION.  If, and to the extent that, the proceeds of the loan evidenced by the Note, or subsequent advances under Section 12, are used to pay, satisfy or discharge a Prior Lien, such loan proceeds or advances shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

42.

ADJUSTABLE RATE MORTGAGE - THIRD PARTY CAP AGREEMENT "CAP COLLATERAL."

(a)

If the Note provides for interest to accrue at an adjustable or variable interest rate (other than during the "Extension Period," as defined in the Note, if applicable), then the definition of "Mortgaged Property" shall include the "Cap Collateral."  The "Cap Collateral" shall mean

(i)

any interest rate cap agreement, interest rate swap agreement, or other interest rate-hedging contract or agreement obtained by Borrower as a requirement of any Loan Document or as a condition of Lender's making the Loan (a "Cap Agreement");

(ii)

any and all moneys (collectively, "Cap Payments") payable pursuant to any Cap Agreement by the interest rate cap provider or other counterparty to a Cap Agreement or any guarantor of the obligations of any such cap provider or counterparty (a "Cap Provider");

(iii)

all rights of Borrower under any Cap Agreement and all rights of Borrower to all Cap Payments, including contract rights and general intangibles, whether existing now or arising after the date of this Instrument;

(iv)

all rights, liens and security interests or guaranties granted by a Cap Provider or any other person to secure or guaranty payment of any Cap Payment whether existing now or granted after the date of this Instrument;

(v)

all documents, writings, books, files, records and other documents arising from or relating to any of the foregoing, whether existing now or created after the date of this Instrument; and

(vi)

all cash and non-cash proceeds and products of (ii) – (v) above.

(b)

As additional security for Borrower's obligation under the Loan Documents, Borrower hereby assigns and pledges to Lender all of Borrower's right, title and interest in and to the Cap Collateral.  Borrower has instructed and will instruct each Cap Provider and any guarantor of a Cap Provider's obligations to make Cap Payments directly to Lender or to Loan Servicer on behalf of Lender.

(c)

So long as there is no Event of Default, Lender or Loan Servicer will remit to Borrower each Cap Payment received by Lender or Loan Servicer with respect to any month for which Borrower has paid in full the monthly installment of principal and interest or interest only, as applicable, due under the Note.  Alternatively, at Lender's option so long as there is no Event of Default, Lender may apply a Cap Payment received by Lender or Loan Servicer with respect to any month to the applicable monthly payment of accrued interest due under the Note if Borrower has paid in full the remaining portion of such monthly payment of principal and interest or interest only, as applicable.

(d)

Following an Event of Default, in addition to any other rights and remedies Lender may have, Lender may retain any Cap Payments and apply them to the Indebtedness in such order and amounts as Lender determines.  Neither the existence of a Cap Agreement nor anything in this Instrument shall relieve Borrower of its primary obligation to timely pay in full all amounts due under the Note and otherwise due on account of the Indebtedness.

(e)

If the Note does not provide for interest to accrue at an adjustable or variable interest rate (other than during the Extension Period) then this Section 42 shall be of no force or effect.

43.

ACCELERATION; REMEDIES.  At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided in this Instrument or in any other Loan Document.  Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing.  Borrower has the right to bring an action to assert the non-existence of an Event of Default or any other defense of Borrower to acceleration and sale.  Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including reasonable attorneys' fees, costs of documentary evidence, abstracts and title reports.

If Lender invokes the power of sale and if it is determined in a hearing held in accordance with applicable law that Trustee can proceed to sale, Trustee shall take such action regarding notice of sale and shall give such additional notices to Borrower and to other persons as North Carolina law may require.  After the lapse of such time as may be required by applicable law and after the publication of the notice of sale, Trustee shall sell the Mortgaged Property according to the laws of North Carolina.  Trustee may sell the Mortgaged Property at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine.  Trustee may postpone sale of all or any part of the Mortgaged Property by public announcement at the time and place of any previously scheduled sale.  Lender or Lender's designee may purchase the Mortgaged Property at any sale.

Trustee shall deliver to the purchaser at the sale, within a reasonable time after the sale, a deed conveying the Mortgaged Property so sold without any covenant or warranty, express or implied.  The recitals in Trustee's deed shall be prima facie evidence of the truth of the statements made therein.  Trustee shall apply the proceeds of the sale in the following order:  (a) to all costs and expenses of the sale, including Trustee's fees not to exceed 5% of the gross sales price, reasonable fees and out-of-pocket expenses of attorneys and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender's discretion, directs; and (c) the excess, if any, to the person or persons legally entitled thereto.

44.

RELEASE.  Upon payment of the Indebtedness, Lender or Trustee shall cancel this Instrument.  Borrower shall pay the reasonable costs incurred in canceling this Instrument.  If Trustee is requested to cancel this Instrument, the Note shall be surrendered to Trustee.

45.

SUBSTITUTE TRUSTEE.  Lender may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed under this Instrument by an instrument recorded in the county in which this Instrument is recorded.  Without conveyance of the Mortgaged Property, the successor trustee shall succeed to all the title, powers and duties conferred upon the Trustee herein and by applicable law.

46.

WAIVER OF TRIAL BY JURY.  BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

ATTACHED EXHIBITS.  The following Exhibits are attached to this Instrument:

X	Exhibit A	Description of the Land (required)

X	Exhibit B	Modifications to Instrument

IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative, as a sealed instrument.

SHELTER PROPERTIES V LIMITED PARTNERSHIP, a South Carolina limited partnership

By:  Shelter Realty V Corporation, a South Carolina corporation, its general partner

By: /s/Patti K. Fielding

Patti K. Fielding

Executive Vice President and Treasurer

STATE OF COLORADO

)

) to-wit:

CITY/COUNTY OF DENVER

)

On this 27th day of June, 2008, before me, the subscriber, a Notary Public personally appeared Patti K. Fielding, who acknowledged herself to be the Executive Vice President and Treasurer of Shelter Realty V Corporation, a South Carolina corporation, the general partner of Shelter Properties V Limited Partnerhsip, a South Carolina limited partnership and that she as such Executive Vice President and Treasurer executed the foregoing instrument for the purposes contained therein by signing the name of said limited partnership by her signature as Executive Vice President and Treasurer.

Sworn or affirmed to and subscribed before me.

(NOTARIAL SEAL)

  Sonya L. Surrett

Notary Public

My commission expires:  __04/24/2012__

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:  /s/B. Stephen Lanslary

Name:  B. Stephen Lanslary

Title:  Director

STATE OF Virginia)

) to-wit:

CITY/COUNTY OF Fairfax)

On this 27th day of June, 2008, before me, the subscriber, a Notary Public personally appeared B. Stephen Lanslary, who acknowledged herself/himself to be the Director of the Federal Home Loan Mortgage Corporation and that he/she as such Director executed the foregoing instrument for the purposes contained therein by signing the name of said corporation by his/her signature as Director.

Sworn or affirmed to and subscribed before me.

(NOTARIAL SEAL)

s/sMarisa Faria

Notary Public

My commission expires:    June 30, 2010

SEEN AND AGREED:

AIMCO PROPERTIES, L.P., a Delaware limited partnership

By:  AIMCO-GP, Inc., a Delaware corporation, its general partner

By: /s/Patti K. Fielding

Patti K. Fielding

Executive Vice President and Treasurer

STATE OF COLORADO

)

) to-wit:

CITY/COUNTY OF DENVER)

On this 27th day of June, 2008, before me, the subscriber, a Notary Public personally appeared Patti K. Fielding, who acknowledged herself to be the Executive Vice President and Treasurer of AIMCO-GP, Inc., a Delaware corporation, the general partner of AIMCO Properties, L.P., a Delaware limited partnership and that she as such Executive Vice President and Treasurer executed the foregoing instrument for the purposes contained therein by signing the name of said limited partnership by her signature as Executive Vice President and Treasurer.

Sworn or affirmed to and subscribed before me.

(NOTARIAL SEAL)

/s/Sonya L. Surrett

Notary Public

My commission expires:  04/24/2012

EXHIBIT A

[DESCRIPTION OF THE LAND]

EXHIBIT B

MODIFICATIONS TO INSTRUMENT

The following modifications are made to the text of the Instrument that precedes this Exhibit:

I.

TRANSACTION SPECIFIC MODIFICATIONS

1.

Section 21(c)(vii) is deleted in its entirety.

2.

In the third paragraph of text on page three which starts with the phrase "TO SECURE TO LENDER...", the words "Multifamily Note" are revised to read "Amended and Restated Multifamily Note"

3.

In Section 1(z), the words “Multifamily Note” are revised to read “Amended and Restated Multifamily Note”.

4.

Section 33 is deleted in its entirety and is replaced by the following:

“33.

LIMITS ON ASSETS OF BORROWER.

(a)

SINGLE ASSET BORROWER.  Until the Indebtedness is paid in full, Borrower (a) shall not own any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property;  (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.  Notwithstanding anything to the contrary set forth herein or otherwise in the Loan Documents, it shall not be breach or an Event of Default for the Borrower to have an ownership interest in the entities that currently own the properties known as Tar River Estates ("Permitted Assets").

(b)

Borrower shall not be restricted in its ability to incur unsecured debt which relates to the operation of any of the Permitted Assets in the ordinary course of business.”

5.

The definition of “Governmental Authority” is modified to add the following at the end thereof:

“except as related to a Permitted Asset other than the Mortgaged Property.”

6.

A new Section 47 is added as follows:

“47.

NO NOVATION; NO DEFENSES.

(a)

Neither this Instrument nor the Note is a substitution or novation of the indebtedness of the Original Note.  Neither this Instrument nor the Note extinguishes the indebtedness of the Original Note or discharges or releases or in any way adversely affects the lien or lien priorities of the Original Mortgage or any other security for the indebtedness of the Original Note.  In the event that any of the provisions of this Instrument shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Original Mortgage over claims which would otherwise be subordinate thereto, then at the sole option of Lender, Lender may treat such provisions as void and of no force or effect and enforce the provisions of the Original Mortgage as modified by this Instrument excluding such provisions, or at the sole option of Lender, Lender may enforce the Original Mortgage pursuant to the terms therein contained, independent of this Instrument to the extent that third persons acquiring an interest in such real property between the time of recording of  the Original Mortgage and the recording hereof are prejudiced by this Instrument.  However, if Lender elects either such option, the parties hereto, as between themselves, shall in all events be bound by all the terms and conditions of this Instrument and the Note until all Indebtedness owing from Borrower to Lender shall have been paid in full.

(b)

Borrower hereby confirms that it has no defenses or offsets of any kind against any of the indebtedness due under the Original Note.  Borrower hereby waives any claim which it may have with respect to the Original Note or Original Mortgage, or any other document executed in connection therewith or related thereto, as the same may have been modified, or as hereby or hereafter modified.  Borrower agrees not to raise any such defenses or claims in any civil proceedings or otherwise.

II.

AIMCO STANDARD.

A.

The definition of Attorneys Fees and Costs in Section 1(a) is deleted and every reference in this Instrument to “Attorneys Fees and Costs” is deleted and replaced with “attorneys fees and costs”.

B.

Section 1(m) is changed to read as follows:

(m)

"Hazardous Materials Laws" means all federal, state, and local laws, ordinances, rules, regulations, administrative rulings, court judgments, and decrees, and all mandatory standards, policies and other governmental requirements in effect now or in the future, including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property.  Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

C.

Section 1(q) is modified to read as follows:

(q)

“Initial Owners” means, with respect to Borrower or any other entity, the persons or entities that (i) on the date of the Note, or (ii) on the date of a Transfer to which Lender has consented or to which consent is not required, own in the aggregate 100 percent of the ownership interests in Borrower or that entity.

D.

Section 1(bb) is modified to read as follows:

(bb)

"Personalty" means all

(i)

accounts (including deposit accounts);

(ii)

equipment and inventory owned by Borrower, which are used now or in the future exclusively in connection with the ownership, management or operation of the Land or Improvements or are located on the Land or Improvements, including furniture, furnishings, machinery, building materials, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software);

(iii)

other tangible personal property including ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances (other than Fixtures) which are used now or in the future exclusively in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements;

(iv)

any operating agreements relating exclusively to the Land or the Improvements;

(v)

any surveys, plans and specifications and contracts for architectural, engineering and construction services relating exclusively to the Land or the Improvements;

(vi)

all other intangible property, general intangibles and rights relating exclusively to the operation of, or used exclusively in connection with, the Land or the Improvements, including all governmental permits relating exclusively to any activities on the Land and including subsidy or similar payments received from any sources, including a governmental authority; and

(vii)

any rights of Borrower in or under letters of credit which is issued now or in the future exclusively in connection with the ownership, management or operation of the Land or the Improvements.

E.

The second and third sentences of Section 2 (a) are modified to read as follows:

Borrower hereby authorizes Lender to prepare and file financing statements, continuation statements and financing statement amendments in such form as Lender may reasonably require to perfect or continue the perfection of this Security Instrument and Borrower agrees, if Lender so requests, to execute and deliver to Lender such financing statements, continuation statements and amendments.  Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements and/or amendments that Lender reasonably may require.

F.

Section 4(b) is changed to read as follows:

(b)

Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease.  Upon the occurrence and during the continuance of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate.  Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

G.

Except in a case where Lender in its discretion determines that an emergency exists, Lender may take actions specified in Section 12(a) only if Lender has provided Borrower with Notice of Borrower's failure to perform any of its obligations under this Instrument or any other Loan Document and Borrower does not cure the failure within 10 days after such Notice.  If Lender so determines that an emergency exists, Lender shall notify Borrower of the action taken within ten days after the action is taken.

H.

Section 11(f) is deleted and replaced with the following:

(f) subdivide or otherwise split any tax parcel constituting all or any part of the Mortgaged Property without the prior consent of Lender, which consent shall not be unreasonably withheld.

I.

The first sentence of Section 13(a) is deleted and replaced with the following:

Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time upon at least 48 hours prior written notice to Borrower.

J.

The last sentence of Section 14(b) is deleted.

K.

Sections 14(c)(iii) and 14(d)(ii) are modified to read as follows:

(c)(iii)

 a statement that identifies all owners of any interest in Borrower and each general partner in Borrower, and confirming that the ownership of each other Controlling Entity has not changed in a manner that violates Section 21 of this Instrument;

(d) (ii)

a quarterly or year to date income and expense statements for the Mortgaged Property relating to a quarterly period ending no later than 45 days before the request;

L.

For purposes of Section 14(b) through (e), Borrower shall be deemed to have delivered any statement or document "upon Lender's request" if Borrower has delivered the document promptly following Lender's request.

M.

Notwithstanding Section 14(f) or (g), unless an Event of Default has occurred and is continuing, Lender may require that the financial statements required by Sections 14(b), 14(c)(i) and 14(c)(ii) be audited, but may not require that any other financial statements required by Section 14 be audited.  Certification of a statement by the chief financial officer of the entity that is the subject of the statement or, in the case of a partnership, the chief financial officer of the general partner, will be acceptable to Lender as certification by an individual having authority to bind Borrower.

N.

Section 15(b) is deleted and replaced with the following:

(b)

Subject to the provisions of Section 15(c) and Section 19(b), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

O.

So long as Borrower is contesting the amount and validity of any Imposition other than insurance premiums diligently and in good faith as described in Section 15(d) and all of the conditions specified in clauses (i) through (iv) of Section 15(d) are satisfied, Lender will refrain from applying Imposition Deposits to payment of the contested Imposition.

P.

Section 16 is modified to read as follows:

16.

LIENS; ENCUMBRANCES.  Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a “Lien”) on the Mortgaged Property (other than (i) the lien of this Instrument, and (ii) the Subordinate Debt defined in Section RR of Exhibit B to this Instrument), or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such lien has priority over the lien of this Instrument, is a “Transfer” which constitutes an Event of Default and subjects Borrower to personal liability under the Note.

Q.

The following is added to the end of Section 17(f):

, and (iv) in connection with repairs to the Mortgaged Property which are required to address life safety issues or that result in the displacement of tenants occupying less than ten percent of the occupied units at the Mortgaged Property at any one time.

R.

For purposes of Section 18(b), "pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties" shall include, without limitation, pool, spa, maintenance and gardening materials.

S.

The second sentence of Section 18(c) is modified to read as follows:

Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would be reasonably expected to cause or permit any Prohibited Activity or Condition.

T.

For purposes of Section 18(d), Borrower shall only be obligated to pay out-of-pocket expenses incurred by Lender in connection with the monitoring and review of an O&M Program and Borrower's performance to the extent such expenses are reasonable.

U.

Borrower's representation and warranty in Section 18(e)(iv) regarding requirements for notification regarding releases of Hazardous Materials shall relate only to such releases, if any, at the Mortgaged Property.

V.

Section 18(e)(iii) is modified by inserting the following at the beginning thereof:

(iii)

except to the extent previously disclosed by Borrower to Lender in writing,

W.

Section 18(e)(v) is modified to read as follows:

(v)

to the best of Borrower's knowledge after reasonable and diligent inquiry, no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would reasonably be expected to constitute, noncompliance with the terms of any Environmental Permit;

X.

Section 18(f)(ii) is deleted and replaced with the following:

(ii)

Borrower’s receipt of or knowledge of any written complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions, affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

Y.

Section 18(g) is modified to read as follows:

(g)

Borrower shall pay promptly the costs of any environmental inspections, tests or audits, a purpose of which is to identify the extent or cause of or potential for a Prohibited Activity or Condition ("Environmental Inspections") required by Lender in connection with or in preparation for any foreclosure or deed in lieu of foreclosure.  Borrower shall also pay promptly the reasonable costs of any Environmental Inspections required by Lender in connection with, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist.  Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender in connection with or in preparation for any foreclosure or deed in lieu of foreclosure shall at all times remain the property of Lender and Lender shall have no obligation to disclose such results to or otherwise make such results available to Borrower or any other party.  Lender will make available to Borrower the results of all other Environmental Inspections made by Lender.  Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by or for Lender with respect to the Mortgaged Property.  Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any Environmental Inspections made by or for Lender.  Except in the case of an Environmental Inspection performed in connection with a foreclosure or deed in lieu of foreclosure, or a disclosure of Environmental Inspection results that Lender is required by law to make, Lender shall notify Borrower of its intention to disclose such information and shall give Borrower ten days to provide supplemental information, explanations or corrections to accompany the disclosure. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any Environmental Inspections made by or for Lender and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale.  Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action, arising, out of, connected with or incidental to the results of, the delivery of any Environmental Inspections made by or for Lender.

Z.

Lender shall not commence Remedial Work under the second sentence of Section 18(h) unless Lender has given Borrower notice of its intention to do so and Borrower has not begun performing the Remedial Work within 10 days after such notice.

AA.

The following sentence is added at the end of Section 18(j):

However, Borrower shall have no obligation to indemnify any of the foregoing parties to the extent that the proceedings, claims, damages, penalties or costs arise out of the gross negligence or willful misconduct of Lender, any prior owner or holder of the Note, the Loan Servicer or any prior Loan Servicer.

BB.

Section 18(k) is deleted and replaced with the following:

Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees.  However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower’s expense.

CC.

For purposes of Section 19(d), an insurance company will be acceptable to Lender if it has a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least "v".

DD.

Section 19(g) is deleted and replaced with the following:

(g)

Notwithstanding any provision to the contrary in this Section 19, as long as no Event of Default, or any event which, with the giving of Notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing,

(i)

in the event of a casualty resulting in damage to the Mortgaged Property which will cost $250,000 or less to repair, the Borrower shall have the sole right to make proof of loss, adjust and compromise the claim and collect and receive any proceeds directly without the approval or prior consent of the Lender so long as the insurance proceeds are used solely for the Restoration of the Mortgaged Property; and

(ii)

in the event of a casualty resulting in damage to the Mortgaged Property which will cost more than $250,000 but less than $500,000 to repair, the Borrower is authorized to make proof of loss and adjust and compromise the claim without the prior consent of Lender, and Lender shall hold the applicable insurance proceeds to be used to reimburse Borrower for the cost of Restoration of the Mortgaged Property and shall not apply such proceeds to the payment of sums due under this Instrument.

EE.

For purposes of Section 19(i), Lender shall automatically succeed to rights of Borrower in and to insurance policies and unearned premiums only to the extent permitted by the applicable policies and insurance companies.

FF.

Section 21(e)(ii) is modified to read as follows:

(ii)

if Borrower is a limited partnership, a Transfer of (A) any general partnership interest (except for a Transfer to a Qualified REIT Subsidiary, as defined in Section 856(i)(2) of the Internal Revenue Code of 1986, of Apartment Investment and Management Company, a Maryland corporation or to a Qualified REIT Subsidiary, as defined in Section 856(1)(i) of the Internal Revenue Code of 1986, 100% owned by AIMCO OP), or (B) limited partnership interests in Borrower that would cause the Initial Owners of Borrower to own less than 51% of all limited partnership interests in Borrower;

GG.

New Sections 21(c)(viii), 21(c)(ix), 21(c)(x), and 21(c)(xi) are added, as follows:

(viii)

The Transfer of any limited or general partnership interests in Borrower provided no Change of Control [as defined in new Section 21(g)] occurs as a result of such Transfer.

(ix)

The Transfer of shares of common stock, limited partnership interests or other beneficial or ownership interests or other forms of securities in AIMCO REIT or AIMCO OP, and the issuance of all varieties of convertible debt, equity and other similar securities of AIMCO REIT or AIMCO OP, and the subsequent Transfer of such securities; provided, however, that no Change of Control occurs as a result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

(x)

The issuance by AIMCO REIT or AIMCO OP of additional common stock, limited partnership interests or other beneficial or ownership interests, convertible debt, equity and other similar securities, and the subsequent Transfer of such convertible debt or securities; provided, however, that no Change of Control occurs as the result of such Transfer, either upon such Transfer or upon the subsequent conversion to equity of such convertible debt or other securities.

(xi)

So long as AIMCO REIT owns 100% of the stock of AIMCO-LP, Inc., a Transfer of limited partnership interests that results in AIMCO-LP, Inc. owning not less than 50.1% of the limited partnership interests in AIMCO OP.

HH.

Section 21(c)(ix) shall apply only to a Transfer of an interest in a Controlling Entity that is prohibited by Section 21(e)(viii).

II.

A new Section 21(g) is added, as follows:

(g)

For purposes of this Section 21, the following terms shall be defined as follows:

(i)

"Change of Control" shall mean the earliest to occur of:

(A)

the date an Acquiring Person becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than forty percent (40%) of the total Voting Equity Capital of AIMCO REIT then outstanding, or

(B)

the date on which AIMCO REIT shall cease to hold (whether directly or indirectly through a wholly owned intermediary entity such as AIMCO-LP, Inc. or AIMCO-GP, Inc.) at least 50.1% of the limited partnership interests in AIMCO OP, or

(C)

the date on which AIMCO REIT shall cease for any reason to hold (whether directly or indirectly) (1) the interests in the Managing General Partner held as of the date of this Instrument (as evidenced by organizational charts and documents submitted to Lender as of such date) and (2) the Controlling Interest(s) in the Borrower, or

(D)

the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision making by the board of directors of trustees, if applicable) of the members of the board of directors (or trustee, if applicable) of AIMCO REIT over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or trustees, if applicable) of AIMCO REIT then still in office who either were members of such board of directors (or trustees, if applicable) at the beginning of such one year period or whose election as members of the board of directors (or trustees, if applicable) was previously so approved.

(ii)

"Acquiring Person" shall mean a "person" or group of "persons" within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.  However, notwithstanding the foregoing, “Acquiring Person” shall not be deemed to include any member of the Borrower Control Group unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of an Acquiring Person, all or any portion of the Voting Equity Capital of AIMCO REIT directly or indirectly owned or controlled by such member or such member directly or indirectly votes all or any portion of the Voting Equity Capital of AIMCO REIT, directly or indirectly, owned or controlled by such member for the taking of any action which, directly or indirectly constitutes or would result in a Change of Control, in which event such member of the Borrower Control Group shall be deemed to constitute an Acquiring Person to the extent of the Voting Equity Capital of AIMCO REIT owned or controlled by such member.

(iii)

"Borrower Control Group" shall mean a majority of the board of directors of AIMCO REIT.

(iv)

A "Person" shall mean an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

(v)

"Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

(vi)

"Controlling Interest(s)" shall mean:

(A)

with respect to a partnership, such majority and/or managing general partner interests which, together with a majority of limited partnership interests if necessary for consent purposes, vest in the holder of such interests the sole power, right and authority to control the day to day operations of the Borrower; including, without limitation, the authority to manage, operate and finance the Mortgaged Property,

(B)

with respect to a corporation, the number of shares which entitle the holder to elect a majority of the board of directors of the Borrower, and

(C)

with respect to a limited liability company, such majority and/or managing member interests as vest in the holder of such interests the sole power, right and authority to control the day to day operations of the Borrower; including, without limitation, the authority to manage, operate and finance the Mortgaged Property.

(vii)

"AIMCO REIT" shall mean Apartment Investment and Management Company, a corporation organized and existing under the laws of the State of Maryland.

(viii)

"AIMCO OP" shall mean AIMCO Properties, L.P., a limited partnership organized and existing under the laws of the State of Delaware.

(ix)

"Managing General Partner" shall mean the entity executing this Instrument on behalf of the Borrower and/or its successors or assigns in interest.

(x)

 “Voting Equity Capital” shall mean Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or Persons performing similar functions).

JJ.  Section 21(f)(vi) is modified to replace clause (A) with the following:

(A) the execution by Borrower, Guarantor, the transferee, and any new guarantor of Lender’s then-standard assumption agreement that, among other things, (1) requires the transferee to perform all obligations of Borrower set forth in the Note, this Instrument and any other Loan Documents, (2) if Borrower has provided Lender with a current environmental report pertaining to the Mortgaged Property establishing to Lender’s reasonable satisfaction that no Prohibited Activities or Conditions exist, releases the transferor Borrower and the original Guarantor from liability under Section 18 of this Instrument other than for conditions that may have existed prior to the date of the transfer, and (3) may require that the transferee comply with any provisions of this Instrument or any other Loan document that previously may have been waived or modified by Lender.

KK.

Section 21(h) is hereby added as follows:

(h)

Lender shall consent to a one-time substitution of the Mortgaged Property for another multifamily apartment rental property (the "Substitution"), which shall not result in an adjustment to the rate at which the Indebtedness secured by this Instrument bears interest provided that Borrower has satisfied each of the following requirements:

(i)

there shall exist no Event of Default uncured within any applicable grace period.

(ii)

the loan to value ratio with respect to the substituted property (the "Substituted Property") at the time of the proposed Substitution is not greater than the lesser of (A) the loan to value ratio of the Mortgaged Property which exists as of the date hereof, or (B) the then current loan to value ratio of the Mortgaged Property at the time of any such Substitution based on an MAI appraisal (prepared by an appraiser acceptable to Lender and paid for by Borrower) at the time of any such Substitution. (As used herein, "loan to value ratio” means the ratio of (A) the outstanding principal balance of the Indebtedness to (B) the value of the Substituted Property as determined by Lender in its discretion, expressed as a percentage);

(iii)

the debt service coverage ratio with respect to the Substituted Property for the last twelve full months preceding the proposed Substitution is not less than the greater of (A) the debt service coverage ratio for the Mortgaged Property which exists as of the date hereof, or (B) the then current debt service coverage ratio for the Mortgaged Property at the time of any such Substitution.  (As used herein, the term "debt service coverage ratio" means the ratio of (1) the annual net operating income from the Substituted Property's operations during the preceding twelve month period which is available for repayment of debt, after deducting reasonable and customary operating expenses, to (2) the annual principal and interest payable under the Note);

(iv)

any such Substitution shall be approved only following the date which is ten years from the date of this Instrument;

(v)

Lender shall have received an environmental report on the Substituted Property showing that no Phase II environmental report is required;

(vi)

Lender shall have received an engineering report on the Substituted Property showing that there are at least ten (10) years of useful life remaining with respect to the Substituted Property;

(vii)

Lender shall have received the amount of Lender's out-of-pocket costs (including, without limitation, reasonable Attorneys' Fees and the costs of engineering reports, appraisals and environmental reports) incurred in reviewing the Substitution request and implementing the Substitution;

(viii)

Lender shall have received a new currently dated mortgagee's title insurance policy in the form and containing the exceptions acceptable to Lender according to its standards for title insurance policies in place at the time of the Substitution, insuring the mortgage secured by the Substituted Property;

(ix)

Lender shall have received a currently dated survey of the Substituted Property, acceptable to Lender in accordance with its standards and requirements for surveys in place at the time of the substitution;

(x)

The physical condition, location and other aspects of the Substituted Property shall be substantially comparable to the Mortgaged Property as determined by Lender in its reasonable discretion;

(xi)

If the Substitution is approved, (A) Borrower shall have executed and delivered to Lender for recordation an amendment to this Instrument in form and substance acceptable to Lender in its discretion, substituting the Substituted Property for the Mortgaged Property; and (B) Borrower shall have executed and delivered such additional documentation, including without limitation new Uniform Commercial Code Financing Statements, as Lender may reasonably require to grant Lender a perfected first lien and security interest in the Substituted Property and to otherwise implement the Substitution in accordance with this Section.

LL.

Section 22(a) is modified to read as follows:

(a)

any failure by Borrower to pay or deposit (i) any payment of principal or interest or any Imposition Deposit within three days after it is due, or (ii) any other amount required by the Note, this Instrument, or any other Loan Document when due.

MM.

Section 22(e) is deleted and replaced with the following:

(e)

Intentionally omitted.

NN. Section 22(l) is deleted and replaced with the following:

(l)

any of Borrower’s representations and warranties in this Instrument is knowingly false or misleading in any material respect.

OO.

Section 28 shall obligate Borrower to provide only such further assurances as Lender reasonably may require.

PP.

The words "Except as otherwise disclosed to Lender in writing, before the date of this Instrument" are added at the beginning of the second sentence of Section 39.

QQ.

Section 30(b) is deleted and replaced with the following:

(b)

Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction.  The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document.  Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

RR.

Section 48. Subordinate Debt is added as follows:

48.

SUBORDINATE DEBT.  Borrower may incur indebtedness other than the Indebtedness provided each of the following terms and conditions are satisfied:

(a)

any such indebtedness ("Subordinate Debt") shall be incurred by Borrower solely for or in respect of the operation of the Mortgaged Property in the ordinary course of business as a residential apartment rental project.  Such Subordinate Debt shall be and remain payable to, held by, and in favor of only an “AIMCO Subordinate Lender”, which shall be defined as: AIMCO REIT, AIMCO OP or any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, and which entity shall have a term of existence not expiring prior to 10 years after the maturity date of the Note;

(b)

except (1) as set forth in Subsection (c), or (2) for any debt secured by an ownership interest in Borrower, any such Subordinate Debt shall be unsecured, and shall not be evidenced by a note or any like instrument;

(c)

any Subordinate Debt may be evidenced by a note  and/or secured by a lien on the Mortgaged Property and/or the other assets of Borrower provided that:

(i)

the total debt service coverage ratio with respect to the Mortgaged Property after the proposed Subordinate Debt is incurred and/or secured by the Mortgaged Property will equal at least a ratio of 1.10:1, as determined by Lender in its reasonable discretion. (As used herein, the term "total debt service coverage ratio" means the ratio of (A) the annual net operating income from the Mortgaged Property during the preceding 12 month period which is available for repayment of debt, after deducting reasonable and customary operating expenses, to (B) the aggregate annual principal and interest payable under the Note, the proposed Subordinate Debt and any other then existing Subordinate Debt encumbering the Mortgaged Property);

(ii)

the principal amount of such Subordinate Debt, together with the Indebtedness and all other Subordinate Debt then encumbering the Mortgaged Property, shall not exceed 85% of the value of the Mortgaged Property at the time the Borrower incurs the proposed Subordinate Debt, as determined by Lender, in Lender’s sole discretion;

(iii)

any note and security instrument evidencing or securing such Subordinate Debt (A) shall by its terms be expressly subordinate to the Indebtedness and to all amendments, extensions and renewals thereof; (B) shall provide that the AIMCO Subordinate Lender cannot exercise its remedies for a default under such Subordinate Debt without the prior written consent of the Lender; (C) shall provide that, so long as the Indebtedness is outstanding, all payments under any such note and/or security therefor shall accrue if the same are unpaid; (D) shall provide that payments shall be made in the following order:  (1) amounts due with respect to the operation and maintenance of the Mortgaged Property, including, without limitation, all monthly installments of principal and interest on the Indebtedness and any other operating expenses, capital expenses and tax and insurance payments, (2) amounts due with respect to any Subordinate Debt which is secured by a lien on the Mortgaged Property, and (3) amounts due with respect to any Subordinate Debt not secured by a lien on the Mortgaged Property; (E) shall provide that the AIMCO Subordinate Lender shall provide Lender with notice of any default under the Subordinate Debt not cured within any applicable grace period at the same time it provides such notice to the Borrower; and (F) shall prominently state that the instrument and the Subordinate Debt are not assignable or otherwise transferable except to another AIMCO Subordinate Lender;

(iv)

Borrower delivers to Lender evidence in writing that the Subordinate Debt loan documents, the total debt service coverage ratio and the aggregate loan to value ratio limitations set forth herein comply in all respects with the provisions of this Section; and

(v)

Borrower's incurring of Subordinate Debt and, if applicable, placement of a subordinate lien on the Mortgaged Property securing such Subordinate Debt shall not constitute an Event of Default under this instrument.

(d)

Borrower and the AIMCO Subordinate Lender shall execute such instruments and documents in connection with the status of such Subordinate Debt as Lender shall from time to time reasonably request, such document to be in the form of the subordination agreement attached hereto as Appendix 1. Borrower shall bear any and all expenses necessary in connection with its compliance with the provisions of this subsection (d), including, without limitation, reasonable Attorneys' Fees.

SS.

Section 37 is modified by deleting: “; provided, however, that in the event of a Transfer prohibited by or requiring Lender's approval under Section 21, any or some or all of the Modifications to Instrument set forth in Exhibit B (if any) may be modified or rendered void by Lender at Lender’s option by notice to Borrower and the transferee(s)”. Except for Section TT below and except for the definitions of the terms used in Section TT and not defined therein, the modifications set forth in this Exhibit B shall be null and void unless title to the Mortgaged Property is vested in an entity whose Controlling Interest(s) are directly or indirectly held by AIMCO REIT or AIMCO OP.

TT.

Section 49. AIMCO- Held Subordinate Debt is added as follows:

49.    AIMCO-HELD SUBORDINATE DEBT.  In connection with a Transfer of the Mortgaged Property which has been consented to by Lender pursuant to Section 21(c), and provided that no Change of Control of Borrower has occurred prior to such Transfer, the proposed transferee (the “New Borrower”) may incur indebtedness, other than the Indebtedness and such other indebtedness as is permitted under the terms of this Instrument, secured by a lien upon the Mortgaged Property, provided each of the following terms and conditions are satisfied:

(a)

any such indebtedness ("AIMCO-Held Subordinate Debt") shall be incurred by the New Borrower solely in connection with its purchase of  the Mortgaged Property;

(b)

The AIMCO-Held Subordinate Debt (and any and all documents evidencing such Subordinate Debt) shall be and remain held by and in favor of an AIMCO Subordinate Lender;

(c)

on the date of the Transfer, Lender and the AIMCO Subordinate Lender shall execute and record among the applicable land records a subordination agreement in the form of the subordination agreement attached hereto as Appendix 1, or at Lender’s option in substantially the form of any subordination agreement which may have been entered into by and between Lender (or predecessor to Lender’s interest hereunder) and any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, prior to the Transfer and whether or not in connection with the Mortgaged Property, with such modifications as Lender reasonably requires; provided, however, that (i) the AIMCO Subordinate Lender shall have the right to further sell or otherwise transfer the AIMCO-Held Subordinate Debt to AIMCO REIT, AIMCO OP or any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, and (ii) the AIMCO Subordinate Lender shall have the right, without Lender’s consent, to accept a Transfer of title to the Mortgaged Property from Borrower by (A) deed in lieu of foreclosure or (B) a foreclosure which results in AIMCO Subordinate Lender or an entity in which AIMCO REIT or AIMCO OP hold Controlling Interest(s), directly or indirectly, holding title to the Mortgaged Property, in satisfaction of the AIMCO-Held Subordinate Debt, and such Transfer shall not constitute an Event of Default under this Instrument.  As a prerequisite to foreclosure in satisfaction of the AIMCO-Hold Subordinate Debt, AIMCO Subordinate Lender shall provide Lender with thirty (30) days prior written notice of the commencement of such foreclosure.  Lender shall acknowledge its receipt of such notice in writing within ten (10) business days, and with such acknowledgement shall provide an estimate of the reasonable fees and expenses it expects to incur in connection with the foreclosure.  AIMCO Subordinate Lender shall deposit such estimated sum in escrow with Lender or a representative designated by Lender.  Promptly upon the conclusion of the foreclosure, any excess sums not expended shall be returned to AIMCO Subordinate Lender or AIMCO Subordinate Lender shall pay to Lender the amount by which the Lender’s actual reasonable expenditures exceed the deposited sum.

(d)

the combined debt service coverage ratio with respect to the Mortgaged Property after the proposed AIMCO-Held Subordinate Debt is incurred will equal at least a ratio of 1.10:1, as determined by Lender in its reasonable discretion (if the AIMCO-Held Subordinate Debt requires a balloon payment, such payment cannot be due prior to the Maturity Date of the Note.); and Lender has advised the Borrower and New Borrower in writing of such determination prior to the Transfer;

(e)

the principal amount of the AIMCO-Held  Subordinate Debt, together with the Indebtedness and all other Subordinate Debt then encumbering the Mortgaged Property, shall not exceed  85% of the value of the Mortgaged Property at the time the Borrower incurs the proposed AIMCO-Held Subordinate Debt, as determined by Lender in its sole discretion; and Lender has advised the Borrower and New Borrower in writing of such determination prior to the Transfer;

(f)

(i) not less than 40 days prior to the Transfer, the New Borrower must have submitted to Lender or, if Lender is then Freddie Mac, to a party designated by Freddie Mac (the “Designated Seller”), a complete and accurate application, together with all required supporting documentation including a written term sheet specifying all of the terms of the proposed AIMCO-Held Subordinate Debt, for a subordinate mortgage loan in the principal amount of the proposed AIMCO-Held Subordinate Debt (the “Subordinate Loan”); and (ii) 10 days prior to the Transfer, Lender or the Designated Seller must have failed to issue to the proposed transferee a written commitment to provide the Subordinate Loan at an interest rate and upon terms at least as favorable to the proposed transferee as those of the proposed AIMCO-Held Subordinate Debt (and if such commitment is issued, Lender or the Designated Seller shall provide financing to the New Borrower in the amount of the proposed AIMCO-Held Subordinate Loan);  and

(g)

Borrower has paid all costs and expenses incurred by Lender in connection with the AIMCO-Held Subordinate Debt, including, without limitation, a review fee equal to 0.1% of the outstanding principal balance of the Loan and reasonable attorneys' fees.

Notwithstanding anything in this Instrument which may be deemed to be to the contrary, (i) AIMCO Subordinate Lender shall have the right to sell or otherwise transfer the AIMCO-Held Subordinate Debt to AIMCO REIT, AIMCO OP or any entity in which AIMCO REIT or AIMCO OP holds Controlling Interest(s), whether directly or indirectly, and (ii) shall have the right, without Lender’s consent, to accept a Transfer of title to the Mortgaged Property from Borrower by deed-in-lieu of foreclosure or a foreclosure which results in AIMCO Subordinate Lender or an entity in which AIMCO REIT or AIMCO OP hold Controlling Interest(s), directly or indirectly, holding title to the Mortgaged Property, as more specifically set forth above. Such Transfer shall not constitute an Event of Default under this Instrument, and this entire Exhibit B shall automatically be reinstated in its entirety including and without limitation, Sections RR and TT.

APPENDIX 1 TO SECURITY INSTRUMENT

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT ("Agreement") made as of the _____ day of __________________, ________, by and between _______________________________________, a __________________________, having an office at ___________________________________________ (hereinafter referred to as the "Subordinate Mortgagee") and _______________________________________, a __________________________ having an office at ___________________________________________ (hereinafter referred to as the "Senior Mortgagee").

WITNESSETH:

WHEREAS, the Senior Mortgagee is the owner and holder of that certain mortgage described on Exhibit A attached hereto (said mortgage, and any extensions, modifications, substitutions and consolidations thereof, being hereinafter referred to as the "Senior Mortgage"),  covering the ____________________________ estate of _________________________ (the "Borrower") in certain premises located in the County of _____________________ and State of

___________________, as more particularly described on Exhibit B attached hereto and made a part hereof, together with all improvements located thereon (collectively, the "Mortgaged Property"), and the note secured thereby (said note, and any extensions, modifications or substitutions thereof, being hereinafter referred to as the "Senior Note"), evidencing and securing, a certain loan made by the Senior Mortgagee to the Borrower (the "Senior Loan"); and

WHEREAS, the Borrower is about to execute and deliver to the Subordinate Mortgagee

(i) a note (said note, and any extensions, modifications or substitutions thereof, being hereinafter referred to as the "Subordinate Note") in the principal sum of _______________________________________Dollars ($________________); (ii) a subordinate mortgage (said mortgage, and any extensions, modifications, substitutions and consolidations thereof, being hereinafter referred to as the "Subordinate Mortgage") securing said Subordinate Note; and (iii) a collateral assignment of leases and rents covering the Mortgaged Property, evidencing and securing a certain subordinate loan to be made by the Subordinate Mortgagee to the Borrower (the "Subordinate Loan"); and

WHEREAS, the Subordinate Mortgage is intended to be recorded immediately prior to this Agreement in the office of ___________ County, State of ___________; and

WHEREAS, the Senior Mortgagee is unwilling to allow the Borrower to further encumber the Mortgaged Property with the Subordinate Mortgage unless the Subordinate Mortgage is subordinated to the Senior Mortgage in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Subordinate Mortgagee and the Senior Mortgagee hereby agree as follows:

(1)

The Subordinate Mortgage, any other document evidencing, securing or guaranteeing the indebtedness secured by the Subordinate Mortgage or otherwise executed in connection with the Subordinate Mortgage (collectively, together with any extensions, refinancing, modifications, substitutions or consolidations thereof, being hereinafter collectively referred to as the "Subordinate Loan Documents") and all advances made thereunder are hereby, and shall continue to be, subject and subordinate in lien and in payment to the lien and payment of the Senior Mortgage and any other document evidencing, securing or guaranteeing, the indebtedness secured by the Senior Mortgage or otherwise executed in connection with the Senior Mortgage (collectively, together with any extensions, refinancing, modifications, substitutions or consolidations thereof, being hereinafter collectively referred to as the "Senior Loan Documents") and all advances made thereunder without regard to the application of such advances, together with all interest, prepayment premiums and all other sums due under the Senior Loan Documents.  All of the terms, covenants and conditions of the Subordinate Mortgage and the Subordinate Loan Documents are hereby, and shall continue to be, subordinate to all of the terms, covenants and conditions of the Senior Mortgage and the Senior Loan Documents.  The foregoing shall apply, notwithstanding the availability of other collateral to the Senior Mortgagee or the actual date and time of execution, delivery, recordation, filing or perfection of the Senior Mortgage or the Subordinate Mortgage, or the lien or priority of payment thereof, and notwithstanding the fact that the Senior Loan or any claim for the Senior Loan is subordinated, avoided or disallowed, in whole or in part, under Title 11 of the United States Code (the "Bankruptcy Code") or other applicable federal or state law.  In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal or state law, the Senior Loan shall include all interest accrued on the Senior Loan, in accordance with and at the rates specified in the Senior Loan Documents, both for periods before and for periods after the commencement of any of such proceedings, even if the claim for such interest is not allowed pursuant to applicable law.

(2)

In addition, without limiting the foregoing, the Subordinate Mortgagee agrees that all rights of the Subordinate Mortgagee under the Subordinate Mortgage or under the Subordinate Loan Documents in and to the Mortgaged Property and the proceeds thereof including assignments of leases and rents, issues and profits and the rights with respect to insurance proceeds and condemnation awards) shall be expressly subject and subordinate:

(a)

to the rights of the Senior Mortgagee in and to the Mortgaged Property and the proceeds thereof (including assignments of leases and rents, issues and profits and rights with respect to insurance proceeds and condemnation awards) on the terms set forth in the Senior Mortgage and the Senior Loan Documents; and

(b)    to any and all advances made and other expenses incurred under, and as permitted in, the Senior Mortgage and the Senior Loan Documents.

(3)

The Subordinate Mortgagee hereby represents and warrants that (a) it is now the owner and holder of the Subordinate Mortgage; (b) the Subordinate Mortgage is now in full force and effect; (c) the Subordinate Mortgage has not been modified or amended; (d) the Borrower is not in default in the observance and/or performance of any of the obligations thereunder required to be observed and performed by the Borrower; (e) no event has occurred, which, with the passing of time or the giving of notice or both would constitute a default thereunder; (f) all payments due thereon to and including the date hereof, have been paid in full; (g) the principal balance of the Subordinate Mortgage is as set forth on Exhibit C hereto; (h) interest on the principal balance shall be calculated at the annual rate of interest as set forth on Exhibit C hereto; (i) no scheduled monthly payments under the Subordinate Note have been prepaid; and (j) any rights of the Subordinate Mortgagee in and to the lien, estate or other interest in the Mortgaged Property are not subject to the rights of any third parties by way of subrogation, indemnification or otherwise.

(4)

   The Subordinate Mortgagee hereby agrees that so long as any sum shall remain outstanding on the Senior Loan Documents:

(a)

The Subordinate Mortgagee shall simultaneously send to the Senior Mortgagee due notice of all defaults under the Subordinate Loan Documents as well as copies of all notices required to be delivered to the Borrower under the Subordinate Loan Documents.  Notice under the Subordinate Mortgage shall not be deemed effective until such notice has been received by the Senior Mortgagee.  The Senior Mortgagee shall have the right, but shall not have any obligation whatsoever, to cure any such default within ten (10) days after the expiration of the applicable grace period permitted to the Borrower under the Subordinate Loan Documents.

(b)

The Subordinate Mortgagee shall not, without the prior written consent of the Senior Mortgagee take any Enforcement Action (hereinafter defined).  For the purposes of this Agreement, the term "Enforcement Action" shall mean with respect to the Subordinate Loan Documents, the acceleration of all or any part of the indebtedness secured by the Subordinate Loan Documents, any foreclosure proceedings, the exercise of any power of sale, the acceptance by the holder of the Subordinate Mortgage of a deed or assignment in lieu of foreclosure, the obtaining of a receiver, the seeking of default interest, the taking of possession or control of the Mortgaged Property, the suing on the Subordinate Note or any guaranty or other obligation contained in the Subordinate Loan Documents, the exercising of any banker's lien or rights of set-off or recoupment, the commencement of any bankruptcy, reorganization or insolvency proceedings against the Mortgagor under any federal or state law, or the taking of any other enforcement action against the Mortgaged Property;

(c)

In the event (i) the Senior Loan becomes due or is declared due and payable prior to its stated maturity, (ii) the Subordinate Mortgagee receives any prepayment of principal or interest, in part or in whole, under the Subordinate Mortgage contrary to the terms of the Subordinate Loan Documents, (iii) Borrower is in default under the Senior Loan Documents, or (iv) any payment, distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, by or on behalf of Borrower, or of all or any part of the property, assets or business of the Borrower or the proceeds thereof, in whatever form, is made to any creditor or creditors of the Borrower or to any holder of indebtedness of the Borrower by reason of or in connection with any liquidation, dissolution or other winding up of the Borrower or its business, or any receivership or custodianship for the Borrower of all or substantially all of its property, or any insolvency or bankruptcy proceedings or composition or restructuring of any debts of Borrower or assignment for the benefit of creditors or any proceeding by or against the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Subordinate Loan shall be paid forthwith or delivered directly to the Senior Mortgagee for application to the payment of the Senior Loan to the extent necessary to make payment in full of all sums due under the Senior Loan remaining unpaid after giving effect to any concurrent payment or distribution to the Senior Mortgagee or, received by the Subordinate Mortgagee, shall be held in trust by the Subordinate Mortgagee, for the benefit of the Senior Mortgagee. In any such event, the Senior Mortgagee may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Subordinate Loan.  Subordinate Mortgagee hereby grants to Senior Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising any and all rights and remedies available to Senior Mortgagee pursuant to this Paragraph 4(c).  In the event of the occurrence of (i), (ii) or (iii) above and until the Senior Loan shall have been fully paid and satisfied and all of the obligations of the Borrower to the Senior Mortgagee have been performed in full, no payment shall be made to or accepted by the Subordinate Mortgagee in respect of the Subordinate Loan;

(d)

No tenant under any lease of any portion of the Mortgaged Property will be made a party defendant in any foreclosure of the Subordinate Mortgage nor  will any Enforcement Action or any other action be taken that would terminate any leases or other rights held by or granted to or by third parties with respect to the Mortgaged Property;

(e)

(i) If, after the consent required under paragraph 4(b) above has been obtained, any action or proceeding shall be brought to foreclose the Subordinate Mortgage or commence any other Enforcement Action, no portion of the rents, issues and profits of the Mortgaged Property shall be collected except through a receiver appointed by the court in which such foreclosure action or proceeding is brought, after due notice of the application for the appointment of such receiver shall have been given to the Senior Mortgagee and the rents, issues and profits so collected by such receiver shall be applied first to the payment of maintenance of taxes and insurance on the Mortgaged Property, and then to the payment of principal and interest due and owing on the Senior Mortgage prior to the payment, if any, of any principal or interest due and owing on the Subordinate Mortgage; (ii) if during the pendency of any such foreclosure action or proceeding, an action or proceeding shall be brought by the Senior Mortgagee for the foreclosure of the Senior Mortgage and an application is made by the Senior Mortgagee for an extension of such receivership for the benefit of the Senior Mortgagee, all such rents, issues and profits held by such receiver as of the date of such application shall be applied by the receiver solely for the benefit of the Senior Mortgagee, and the Subordinate Mortgagee shall not be entitled to any portion thereof until all sums due and owing pursuant to the Senior Mortgage have been paid in full and applied as aforesaid; (iii) notice of the announcement of any foreclosure of the Subordinate Mortgage shall be given to the Senior Mortgagee and true copies of all notices thereof and papers served or entered in such action shall be delivered to the Senior Mortgagee;

(f)

In the event the Senior Mortgagee shall release, for the purposes of restoration of all or any part of the improvements on or within the Mortgaged Property, its right, title and interest in and to the proceeds under policies of insurance thereon, and/or its right, title and interest in and to any awards, or its right, title and interest in and to other compensation made for any damages, losses or compensation for other rights by reason of a taking in eminent domain, the Subordinate Mortgagee shall release for such purpose all of its right, title and interest, if any, in and to all such insurance proceeds, awards or compensation and the Subordinate Mortgagee agrees that the balance of such proceeds remaining shall be applied to the reduction of principal under the Senior Mortgage, and if the Senior Mortgagee holds such proceeds, awards or compensation and/or monitors the disbursement thereof, the Subordinate Mortgagee agrees that the Senior Mortgagee shall also hold and monitor the disbursement of such proceeds, awards and compensation to which the Subordinate Mortgagee is entitled.  Nothing contained in this Agreement shall be deemed to require the Senior Mortgagee, in any way whatsoever, to act for or on behalf of the Subordinate Mortgagee or to hold or monitor any proceeds, awards or compensation in trust for or on behalf of the Subordinate Mortgagee, and all or any of such sums so held or monitored may be commingled with any funds of the Senior Mortgagee;

(g)

If the Subordinate Mortgagee shall acquire by indemnification, subordination or otherwise, any lien, estate, right or other interest in the Mortgaged Property, that lien, estate, right or other interest shall be subordinate to the Senior Mortgage as provided herein, and the Subordinate Mortgagee hereby waives any and all rights it may acquire by subrogation or otherwise to the lien of the Senior Mortgage or any portion thereof;

(h)

The Subordinate Mortgagee shall not pledge, assign, hypothecate, transfer, convey or sell the Subordinate Loan or any interest in the Subordinate Loan or modify, waive or amend any of the terms or provisions of the Subordinate Mortgage, without the prior written consent of the Senior Mortgagee; provided, however, that the Subordinate Mortgagee may modify, amend and/or waive any provision of the Subordinate Loan Documents without the consent or approval of the Senior Mortgagee if, following such modification, amendment and/or waiver, the Subordinate Loan Documents comply with the terms and provisions of Subparagraph (c) of the Section of the Senior Mortgage entitled "Subordinate Debt";

(i)

As to all leases now or hereafter in effect with respect to the Mortgaged Property, the Subordinate Mortgagee agrees to approve all leases which are approved by the Senior Mortgagee.  The Subordinate Mortgagee shall also enter into recognition and non-disturbance agreements with any tenants to whom the Senior Mortgagee has granted recognition and non-disturbance, on the same terms and conditions given by the Senior Mortgagee;

(j)

The Subordinate Mortgagee hereby expressly consents to and authorizes, at the option of the Senior Mortgagee, the release of all or any portion of the Mortgaged Property from the lien of the Senior Mortgage, and hereby waives any equitable right in respect of marshalling it might have, in connection with any release of all or any portion of the Mortgaged Property by the Senior Mortgagee under the Senior Mortgage, to require the separate sales of any portion of the Mortgaged Property or to require the Senior Mortgagee to exhaust its remedies against any portion of the Mortgaged Property, or any combination of the portions of the Mortgaged Property or any other collateral, or to require the Senior Mortgagee to proceed against any portion of the Mortgaged Property or combination of the portions of the Mortgaged Property or any other collateral, before proceeding against any other portion of the Mortgaged Property or combination of the portions of the Mortgaged Property, and further, in the event of any foreclosure, the Subordinate Mortgagee hereby expressly consents to and authorizes, at the option of the Senior Mortgagee, the sale, either separately or together, of all or any portion of the Mortgaged Property;

(k)

The Subordinate Mortgagee shall not collect payments for the purpose of escrowing taxes, assessments or other charges imposed on the Mortgaged Property or insurance premiums due on the insurance policies required under the Senior Mortgage or the Subordinate Mortgage if the Senior Mortgagee is collecting payments for such purposes, however, the Subordinate Mortgagee may collect payments for such purposes if the Senior Mortgagee is not collecting the same, provided such payments shall be held in trust by the Subordinate Mortgagee to be applied only for such purposes;

(l)

After request by the Senior Mortgagee, the Subordinate Mortgagee shall within ten (10) days furnish the Senior Mortgagee with a statement, duly acknowledged and certified setting forth the original principal amount of the Subordinate Note, the unpaid principal balance, all accrued but unpaid interest and any other sums due and owing thereunder, the rate of interest, the monthly payments and that there exists no defaults under the Subordinate Loan Documents;

(m)

In any case commenced by or against the Borrower or a general partner of Borrower under Chapter 11 of the Bankruptcy Code or any similar provision thereof or any similar federal or state statute (a "Reorganization Proceeding"), the Senior Mortgagee shall have the exclusive right to exercise any voting rights in respect of the Senior Mortgagee and the other Senior Loan Documents, and the Subordinate Mortgagee shall have the exclusive right to exercise any voting rights in respect of its claims against the Borrower or a general partner of the Borrower;

(n)

In any Reorganization Proceeding with respect to the Borrower or any general partner of the Borrower, upon any payment or distribution (whether in cash, property, securities, or otherwise) to creditors of the Borrower or any such general partner, (i) the indebtedness under the Senior Loan Documents shall first be paid in full in cash before the Subordinate Mortgagee shall be entitled to receive any payment or other distribution on or in respect of indebtedness under the Subordinate Loan Documents, and (ii) until all indebtedness under the Senior Loan Documents is paid in full in cash, any payment or distribution to which the Subordinate Mortgagee would be entitled but for this Subordination and Intercreditor Agreement (whether in cash, property, securities or otherwise) shall be made to the Senior Mortgagee.

(o)

In any Reorganization Proceeding with respect to the Borrower or any general partner of the Borrower, (i) the Subordinate Mortgagee shall file a proof of claim in respect of its claims against the Borrower or any general partner of the Borrower and shall send to the Senior Mortgagee a copy thereof together with evidence of the filing with the appropriate court or other authority, (ii) if the Subordinate Mortgagee should fail to file such proof of claim by the tenth (10th) business day before the last day for filing of proofs of claim, or if the Senior Mortgagee reasonably believes that the proof of claim so filed is less than the proper amount thereof, then the Senior Mortgagee may file such proof of claim, or corrected proof of claim, on behalf of the Subordinate Mortgagee, and (iii) if objection is made to the allowance of any claim of the Subordinate Mortgagee, the Senior Mortgagee shall have the right to intervene and fully participate in such proceedings and if such rights are denied and the Subordinate Mortgagee fails to defend such claim, then the Senior Mortgagee may defend such claim in the name of the Subordinate Mortgagee and Subordinate Mortgagee grants to Senior Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising any and all rights and remedies available to Senior Mortgagee at law and in equity, including without limitation such rights and remedies available to Senior Mortgagee pursuant to this Paragraph 4; and

(p)

To the extent any payment under the Senior Loan Documents (whether by or on behalf of the Borrower, as proceeds of security or enforcement of any right of set-off or otherwise) is for any reason repaid or returned to the Borrower or its insolvent estate, or avoided, set aside or required to be paid to the Borrower, a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then the Senior Loan or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding to the extent of any repayment, return, or other action as if such payment had not occurred.

(5)

The Senior Mortgagee hereby consents to the placing of the Subordinate Mortgage on the Mortgaged Property subject to the terms of this Agreement.  This consent is limited to the Subordinate Mortgage described above and shall not be deemed to (a) be a consent to any future encumbrances or to any modification, renewal, extension or increase of the Subordinate Mortgage, (b) be a waiver of the limitation on further encumbrances contained in the Senior Mortgage, (c) be a consent to or waiver of any other term or condition of the Senior Mortgage, or (d) prejudice any right or rights which the Senior Mortgagee may now or in the future have under or in connection with the Senior Mortgage.

(6)

The Senior Mortgagee and the Subordinate Mortgagee shall cooperate fully with each other in order to promptly and fully carry out the terms and provisions of this Agreement. Each party hereto shall from time to time execute and deliver such other agreements, documents or instruments and take such other actions as may be reasonably necessary or desirable to effectuate the terms of this Agreement.

(7)

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

(8)

Each party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event either party fails to comply with its obligations hereunder, the other party shall have the right to obtain specific performance of the obligations of such defaulting party, injunctive relief or such other equitable relief as may be available.

(9)

Any notice to be given under this Agreement shall be in writing and shall be deemed to be given when received by the party to whom it is addressed.  Notices shall be in writing and sent by registered mail, hand delivery or by special courier (in each case, return receipt requested).  Notices to the other party hereto shall be sent to the address first set forth herein or such other address or addressees as shall be designated by such party in a written notice to the other parties.

(10)

In the event of any conflict between the provisions of this Agreement and the provisions of the Subordinate Mortgage or the other Subordinate Loan Documents, the provisions of this Agreement shall prevail.

(11)

No person, including, without limitation, Borrower, other than the parties hereto and their successors and assigns as holders of the Senior Mortgage and the Subordinate Mortgagee shall have any rights under this Agreement.

(12)

This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(13)

No amendment, supplement, modification, waiver or termination of this Agreement shall be effective against a party against whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party.

(14)

In case any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and. any other application thereof, shall not in any way be affected or impaired thereby.

(15)

This Agreement shall be construed in accordance with and governed by the laws of the state where the Mortgaged Property is located.

(16)

This Agreement shall bind and inure to the benefit of the Senior Mortgagee and the Subordinate Mortgagee and their respective successors, permitted transferees and assigns.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

[ADD SIGNATURES, ACKNOWLEDGMENTS AND EXHIBITS]